UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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THERMO FISHER SCIENTIFIC INC.

(Name of Registrant as Specified In Its Charter)

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 81 Wyman Street
 Waltham, MA 02451

April 16, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Thermo Fisher Scientific Inc., which will be held on Tuesday, May 15, 2007, at 2:00 p.m. (Eastern time) at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Station, New York, New York.

The notice of meeting, proxy statement and proxy card enclosed with this letter describe the specific business to be acted upon at the meeting. The Company’s 2006 Annual Report to Stockholders is also enclosed with this letter.

It is important that your shares of the Company’s common stock be represented and voted at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the meeting in person, you can ensure your shares of the Company’s common stock are voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by returning the enclosed proxy card. Please review the instructions in the enclosed proxy statement and proxy card regarding each of these voting options.

Thank you for your continued support of the Company.

Yours very truly,

MARIJN E. DEKKERS
President and Chief Executive Officer

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
SECURITY OWNERSHIP
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-PROPOSAL 2- PROPOSAL TO APPROVE THE 2007 EMPLOYEES’ STOCK PURCHASE PLAN
-PROPOSAL 3- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
OTHER ACTION
STOCKHOLDER PROPOSALS
SOLICITATION STATEMENT
HOUSEHOLDING OF ANNUAL MEETING MATERIALS

 81 Wyman Street
 Waltham, MA 02451

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 15, 2007

April 16, 2007

To the Holders of the Common Stock of
THERMO FISHER SCIENTIFIC INC.

Notice is hereby given that the 2007 Annual Meeting of Stockholders of Thermo Fisher Scientific (“Thermo Fisher” or the “Company”) will be held on Tuesday, May 15, 2007, at 2:00 p.m. (Eastern time) at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Station, New York, New York. The purpose of the meeting is to consider and take action upon the following matters:

1.	Election of one director, constituting the class of directors to be elected for a three-year term expiring in 2010.

2.	Approval and adoption of the Thermo Fisher Scientific Inc. 2007 Employees’ Stock Purchase Plan (the “2007 ESPP”).

3.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2007.

4.	Such other business as may properly be brought before the meeting and any adjournment thereof.

Stockholders of record at the close of business on March 29, 2007, are the only stockholders entitled to notice of and to vote at the 2007 Annual Meeting of Stockholders.

This notice, the proxy statement and the proxy card enclosed herewith are sent to you by order of the Board of Directors of the Company.

By Order of the Board of Directors,

SETH H. HOOGASIAN
Senior Vice President, General Counsel and
Secretary

IMPORTANT

Whether or not you intend to attend the meeting in person, please ensure that your shares of the Company’s common stock are present and voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by completing, signing, dating and returning the enclosed proxy card to our transfer agent in the enclosed, self-addressed envelope, which requires no postage if mailed in the United States.

 81 Wyman Street
 Waltham, MA 02451

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

May 15, 2007

This proxy statement is furnished in connection with the solicitation of proxies by Thermo Fisher Scientific Inc. (“Thermo Fisher” or the “Company”) on behalf of the Board of Directors of the Company (the “Board”) for use at the 2007 Annual Meeting of Stockholders to be held on Tuesday, May 15, 2007, at 2:00 p.m. (Eastern time) at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Station, New York, New York, and any adjournments thereof. The mailing address of the principal executive office of the Company is 81 Wyman Street, Waltham, Massachusetts 02451. This proxy statement and enclosed proxy card are being first furnished to stockholders of the Company on or about April 16, 2007.

Purpose of Annual Meeting

At the 2007 Annual Meeting of Stockholders, stockholders entitled to vote at the meeting will consider and act upon the matters outlined in the notice of meeting accompanying this proxy statement, including the election of one director constituting the class of directors to be elected for a three-year term expiring in 2010, approval of the Company’s 2007 ESPP and the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2007.

Voting Securities and Record Date

Only stockholders of record at the close of business on March 29, 2007, the record date for the meeting, are entitled to vote at the meeting or any adjournments thereof. At the close of business on March 29, 2007, the outstanding voting securities of the Company consisted of 421,911,807 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”). Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted.

Quorum

The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the meeting. Votes of stockholders of record present at the meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the meeting for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker or representative does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter.

Manner of Voting

Stockholders of Record

Shares entitled to be voted at the meeting can only be voted if the stockholder of record of such shares is present at the meeting, returns a signed proxy card, or authorizes proxies to vote his or her shares by telephone or over the Internet. Shares represented by valid proxy will be voted in accordance with your instructions. If you choose to vote your shares by telephone or over the Internet, which you may do until 11:59 p.m. Eastern time on Monday, May 14, 2007, you should follow the instructions provided on the proxy card. In voting by telephone or over the Internet, you will be allowed to confirm that your instructions have been properly recorded.

A stockholder of record who votes his or her shares by telephone or Internet, or who returns a proxy card, may revoke the proxy at any time before the stockholder’s shares are voted at the meeting by entering new votes by telephone or over the Internet by 11:59 p.m. Eastern time on May 14, 2007, by written notice to the Secretary of the Company received prior to the meeting, by executing and returning a later dated proxy card prior to the meeting, or by voting by ballot at the meeting.

Participants in the Thermo Fisher Scientific Choice Plan

If you hold your shares through the Thermo Fisher Scientific Choice Plan (the “Choice Plan”), your proxy represents the number of shares in your Choice Plan account as of the record date. For those shares in your Choice Plan account, your proxy will serve as voting instructions for the trustee of the Choice Plan. You may submit your voting instructions by returning a signed and dated proxy card to the Company’s transfer agent in the enclosed, self-addressed envelope for its receipt by 11:59 p.m. Eastern time on Thursday, May 10, 2007, or by telephone or over the Internet by 11:59 p.m. Eastern time on Thursday, May 10, 2007, in accordance with the instructions provided on the proxy card.

You may revoke your instructions by entering new instructions by telephone or over the Internet by 11:59 p.m. Eastern time on May 10, 2007, or by executing and returning a later dated proxy card to the Company’s transfer agent for its receipt by 11:59 p.m. Eastern time on May 10, 2007.

Beneficial Stockholders

If you hold your shares through a broker, bank or other representative (“broker or representative”), you can only vote your shares in the manner prescribed by the broker or representative. Detailed instructions from your broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet or the manner in which you may revoke your votes. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided by the broker or representative.

Voting of Proxies

Shares represented by proxy will be voted in accordance with your specific choices. If you sign and return your proxy card or vote by telephone or over the Internet without indicating specific choices, your shares will be voted FOR the nominee for director, FOR the approval and adoption of the 2007 ESPP, and FOR the ratification of the selection of independent auditors for 2007. Should any other matter be properly presented at the meeting, the persons named in the proxy card will vote on such matter in accordance with their judgment.

If you sign and return your proxy card marked “abstain” on any proposal or choose the same option when voting by telephone or over the Internet, your shares will not be voted affirmatively or negatively on that proposal and will not be counted as votes cast with regard to that proposal.

If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative will vote the shares that it holds for you in accordance with your instructions (if timely received) or, in the absence of such instructions, your broker or representative may vote on certain matters for which it has discretionary voting authority.

If you hold your shares through the Plan, the trustee will vote the shares in your Plan account in accordance with your instructions (if timely received) or, in the absence of such instructions, the trustee will vote your shares in the same manner, proportionally, as it votes the other shares for which proper and timely voting instructions of other Plan participants have been received by it.

Vote Required for Approval

Under the Company’s bylaws, a nominee for director will be required to obtain a majority of the votes cast in person or by proxy at the annual meeting in order to be elected, such that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will not have an effect on the determination of whether a nominee for director has been elected.

Under the Company’s bylaws, approval of the proposal to approve and adopt the Company’s 2007 ESPP will require the affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting and voting affirmatively or negatively on the matter. Abstentions and broker non-votes will not have an effect on the determination of whether stockholder approval of the matter has been obtained.

Under the Company’s bylaws, approval of the proposal to ratify the selection of independent auditors for 2007 will require the affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting and voting affirmatively or negatively on the matter. Abstentions and broker non-votes will not have an effect on the determination of whether stockholder approval of the matter has been obtained.

- PROPOSAL 1 -

ELECTION OF DIRECTORS

The number of directors constituting the full Board of Directors of the Company (the “Board”) is fixed at eight. The Board is divided into three classes, one consisting of two directors and the other two consisting of three directors each. Each class is elected for a three-year term at successive Annual Meetings of Stockholders. In all cases, directors hold office until their successors have been elected and qualified, or until their earlier resignation, death or removal.

On November 9, 2006, Thermo Electron Corporation (the predecessor to the Company) completed its merger with Fisher Scientific International Inc. (“Fisher”) (the “Fisher Merger”). In connection with the Fisher Merger, the Company amended its bylaws to provide that, for a period of three years following the closing, the composition of the Board will be maintained at a ratio of five continuing Thermo Electron directors to three continuing Fisher directors. The bylaws also provide that any vacancies on the Board created by the cessation of service of a director will be filled by a nominee proposed to the Nominating and Corporate Governance Committee of the Board by a majority of the remaining continuing Thermo Electron directors, in the case of a vacancy from among the continuing Thermo Electron directors, and by a majority of the remaining continuing Fisher directors, in the case of a vacancy from among the continuing Fisher directors.

The terms for Marijn E. Dekkers, a continuing Thermo Electron director, and Paul M. Meister, a continuing Fisher director, expire at the meeting. The Nominating and Corporate Governance Committee of the Board has recommended to the Board, and the Board has nominated, Mr. Dekkers for a new three year term expiring at the 2010 Annual Meeting of Stockholders. Mr. Meister has decided to not stand for re-election at the 2007 Annual Meeting. The vacancy created by Mr. Meister’s decision to not stand for re-election will be filled in accordance with the Company’s bylaws and other governance provisions. The remaining continuing Fisher directors and the Nominating and Corporate Governance Committee are in the process of identifying potential candidates to fill the vacancy.

Nominee and Incumbent Directors

Set forth below are the names of the person nominated as director and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which they hold directorships. Information regarding their beneficial ownership of Common Stock is reported under the heading “SECURITY OWNERSHIP.”

Nominee for Director Whose Term of Office Will Expire in 2010

Marijn E. Dekkers

Mr. Dekkers, age 49, has been a director since July 2000 and the Company’s president and chief executive officer since November 2002. He served as the Company’s president and chief operating officer from July 2000 to November 2002. Prior to joining the Company, Mr. Dekkers held various positions of increasing responsibility at Honeywell International Inc. (formerly AlliedSignal Inc.) and General Electric Company.

Incumbent Directors Whose Term of Office Will Expire in 2009

Peter J. Manning

Mr. Manning, age 68, has been a director of the Company since May 2003. He served as vice chairman, Strategic Business Development of FleetBoston Financial Corporation from October 1999 to February 2003 when he retired. From January 1993 to October 1999, Mr. Manning served as executive director, Mergers & Acquisitions of BankBoston Corporation, prior to its acquisition by FleetBoston Financial. From 1990 to 1993, he served as executive vice president and chief financial officer of BankBoston Corporation. Mr. Manning is also a director of Safety Insurance Group Inc.

Jim P. Manzi

Mr. Manzi, age 55, has been a director of the Company since May 2000 and was Chairman of the Board from January 2004 to November 2006. He has been the chairman of Stonegate Capital, a firm he formed to manage private equity investment activities in technology startup ventures, primarily related to the Internet, since 1995. From 1984 until 1995, he served as the chairman, president and chief executive officer of Lotus Development Corporation, a software manufacturer that was acquired by IBM Corporation in 1995.

Elaine S. Ullian

Ms. Ullian, age 59, has been a director of the Company since July 2001. She has been the president and chief executive officer of Boston Medical Center, a 550-bed academic medical center affiliated with Boston University, since July 1996. Ms. Ullian is also a director of Vertex Pharmaceuticals, Inc. and Valeant Pharmaceuticals International.

Incumbent Directors Whose Term of Office Will Expire in 2008

Scott M. Sperling

Mr. Sperling, age 49, has been a director of the Company since November 2006. He was a director of Fisher from January 1998 to November 2006. He has been employed by Thomas H. Lee Partners, L.P., a leveraged buyout firm, and its predecessor, Thomas H. Lee Company, since 1994. Mr. Sperling currently serves as Co-President of Thomas H. Lee Partners, L.P. Mr. Sperling is a director of Houghton Mifflin Co.; ProSiebenSat.1 Media AG; Vertis, Inc.; Warner Music Group Corp.; and Warner Music Group Inc.

Bruce L. Koepfgen

Mr. Koepfgen, age 54, has been a director of the Company since November 2006. He was a director of Fisher from May 2005 to November 2006. He has been the Chief Executive Officer of Oppenheimer Capital, an investment management firm, since May 2003. From 1999 to 2003, Mr. Koepfgen was a private investor and President of Koepfgen Company LLC, a management consulting firm. Prior to 1999, Mr. Koepfgen spent 23 years with Salomon Brothers Inc. (15 years as Managing Director) in a number of executive positions. At the time of his departure, he was Co-Head of Fixed Income Sales and managed its Chicago office. He was also Chairman of Salomon Analytics, a company established to develop sophisticated fixed income analytic tools for institutional investors.

Michael E. Porter

Dr. Porter, age 59, has been a director of the Company since July 2001. He has been the Bishop William Lawrence University Professor at Harvard University since December 2000 and C. Roland Christensen Professor of Business Administration since 1990. Dr. Porter is a leading authority on competitive strategy and international competitiveness. Dr. Porter is also a director of Parametric Technology Corporation.

The Board of Directors recommends a vote FOR the nominee for director. Proxies solicited by the Board of Directors will be voted FOR the nominee unless stockholders specify to the contrary on their proxy.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Board has adopted governance principles and guidelines of the Company (“Corporate Governance Guidelines”) to assist the Board in exercising its duties and to best serve the interests of the Company and its stockholders. In addition, the Company has adopted a code of business conduct and ethics (“Code of Business Conduct and Ethics”) that encompasses the requirements of the rules and regulations of the Securities and Exchange Commission (“SEC”) for a “code of ethics” applicable to principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions. The Code of Business Conduct and Ethics applies to all of the Company’s officers, directors and employees. The Company intends to satisfy SEC and New York Stock Exchange (“NYSE”) disclosure requirements regarding certain amendments to, or waivers of, the Code of Business Conduct and Ethics by posting such information on the Company’s website. The Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on its website at www.thermofisher.com and a copy of each such document may also be obtained free of charge by writing to the Company care of its Investor Relations Department at the Company’s principal executive office located at 81 Wyman Street, Waltham, MA 02451.

New Majority Voting Bylaw

Effective January 17, 2007, we adopted an amendment to our bylaws for purposes of implementing a majority vote standard in uncontested director elections in place of the plurality vote standard. The majority vote standard provides that to be elected in an uncontested election, a director nominee must receive a majority of the votes cast such that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. A plurality vote standard will be retained for the election of directors only in the event of a contested election, where the number of nominees for director is greater than the number of directors to be elected.

Director Nomination Process

The Nominating and Corporate Governance Committee considers recommendations for director nominees suggested by its members, other directors, management and other interested parties. It will consider stockholder recommendations for director nominees that are sent to the Nominating and Corporate Governance Committee to the attention of the Company’s Secretary at the principal executive office of the Company. In addition, the bylaws of the Company set forth the process for stockholders to nominate directors for election at an annual meeting of stockholders.

The process for evaluating prospective nominees for director, including candidates recommended by stockholders, includes meetings from time to time to evaluate biographical information and background material relating to prospective nominees, interviews of selected candidates by members of the Nominating and Corporate Governance Committee and other members of the Board, and application of the Company’s general criteria for director nominees set forth in the Company’s Corporate Governance Guidelines. These criteria include the prospective nominee’s integrity, business acumen, age, experience, commitment, and diligence. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The committee believes that the backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities to assist the Board in fulfilling its responsibilities. As such, the Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and with respect to members of the Audit Committee, financial expertise.

After completing its evaluation, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

In connection with the Fisher Merger, the Company amended its bylaws to provide that for a period of three years following the closing, the composition of the combined company’s board of directors will be maintained at a ratio of five continuing Thermo Electron directors to three continuing Fisher directors. Any vacancies on the board of directors created by the cessation of service of a director will be filled by a nominee proposed to the Nominating and Corporate Governance Committee of the board by a majority of the remaining continuing Thermo Electron directors in the case of a vacancy from among the continuing Thermo Electron directors, and by a majority of the remaining continuing Fisher directors in the case of a vacancy from among the continuing Fisher directors.

The director nominee approved by the Nominating and Corporate Governance Committee and the Board of Directors for inclusion on the Company’s proxy card for the 2007 Annual Meeting of Stockholders is a current director standing for re-election.

Director Independence

The Company’s Corporate Governance Guidelines require a majority of our Board to be “independent” within the meaning of the NYSE listing requirements including, in the judgment of the Board, the requirement that such directors have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has adopted the following standards to assist it in determining whether a director has a material relationship with the Company. Under these standards, a director will not be considered to have a material relationship with the Company if he or she is not:

•     A director who is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

•     A director who is (or was within the last three years) an employee, or whose immediate family member is (or was within the last three years) an executive officer, of the Company;

•     A director who has received, or whose immediate family member has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•     (A) A director who is, or whose immediate family member is, a current partner of a firm that is the Company’s internal or external auditor; (B) a director who is a current employee of a firm that is the Company’s internal or external auditor; (C) a director whose immediate family member is a current employee of a firm that is the Company’s internal or external auditor and participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) a director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of a firm that is the Company’s internal or external auditor and personally worked on the Company’s audit within that time;

•     A director who is (or was within the last three years), or whose immediate family member is (or was within the last three years), an executive officer of another company where any of the Company’s current executive officers at the same time serve or served on the other company’s compensation committee;

•     A director who is (or was within the last three years) an executive officer of another company that is indebted to the Company, or to which the Company is indebted, in an amount that exceeds one percent (1%) of the total consolidated assets of the other company; and

•     A director who is a current executive officer of a tax exempt organization that, within the last three years, received discretionary contributions from the Company in an amount that, in any single fiscal year, exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues. (Any automatic matching by the Company of employee charitable contributions will not be included in the amount of the Company’s contributions for this purpose.)

Ownership of a significant amount of the Company’s stock, by itself, does not constitute a material relationship. For relationships not covered by these standards, the determination of whether a material relationship exists shall be made by the other members of the Board who are independent (as defined above).

The Board has determined that each of Ms. Ullian, Messrs. Manning, Manzi, Koepfgen and Sperling, and Dr. Porter is “independent” in accordance with the Company’s Corporate Governance Guidelines and Section 303A.02 of the listing standards of the NYSE. Each of these directors has no relationship with the Company, other than any relationship that is categorically not material under the guidelines shown above and other than compensation for services as a director as disclosed in this proxy statement under “DIRECTOR COMPENSATION.”

Additionally the Board had determined that each of John LaMattina and Robert McCabe, who served on the Board of Directors until November 9, 2006, and Robert O’Leary, who served on the Board of Directors until August 14, 2006, were “independent” in accordance with the Company’s Corporate Governance Guidelines and Section 303A.02 of the listing standards of the NYSE. Each of these directors had no relationship with the Company, other than any relationship that is categorically not material under the guidelines shown above and other than compensation for services as a director as disclosed in this proxy statement under “DIRECTOR COMPENSATION.”

Board of Directors Meetings and Committees

The Board met eleven times during 2006. During 2006, each of our directors attended at least 75% of the total number of meetings of the Board and the committees of which such director was a member. The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Company encourages, but does not require, the members of its Board to attend the annual meeting of stockholders. Last year, five of our directors attended the 2006 Annual Meeting of Stockholders.

Audit Committee

The Audit Committee is responsible for assisting the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. Certain responsibilities of our Audit Committee and its activities during fiscal 2006 are described with more specificity in the Report of the Audit Committee in this proxy statement under the heading “REPORT OF THE AUDIT COMMITTEE.” The charter of the Audit Committee is available on the Company’s website at

www.thermofisher.com. A copy of the charter may also be obtained free of charge by writing to the Company care of its Investor Relations Department at the Company’s principal executive office located at 81 Wyman Street, Waltham, MA 02451.

The current members of our Audit Committee are Messrs. Manning (Chairman) and Koepfgen and Ms. Ullian. The Board has determined that each of the members of the Audit Committee is “independent” within the meaning of SEC rules and regulations, the listing standards of the NYSE, and the Company’s Corporate Governance Guidelines, and that each are “financially literate” as is required by the listing standards of the NYSE. The Board has also determined that Mr. Manning qualifies as an “audit committee financial expert” within the meaning of SEC rules and regulations, and that he has accounting and related financial management expertise as is required by the listing standards of the NYSE. The Audit Committee met 22 times during 2006.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving compensation matters with respect to the Company’s chief executive officer and its other officers, reviewing and recommending to the Board management succession plans, and administering equity-based plans. Certain responsibilities of our Compensation Committee and its activities during 2006 are described in this proxy statement under the heading “Compensation Discussion and Analysis.” The Compensation Committee also periodically reviews our director compensation, and makes recommendations on this topic to the Board of Directors as it deems appropriate, as described under the heading “DIRECTOR COMPENSATION.”

The charter of the Compensation Committee is available on the Company’s website at www.thermofisher.com. A copy of the charter may also be obtained free of charge by writing to the Company care of its Investor Relations Department at the Company’s principal executive office located at 81 Wyman Street, Waltham, MA 02451.

The current members of our Compensation Committee are Messrs. Manzi (Chairman) and Sperling and Ms. Ullian. The Board has determined that each of the members of the Compensation Committee is “independent” within the meaning of the listing standards of the NYSE and the Company’s Corporate Governance Guidelines.  The Compensation Committee met 12 times during 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying persons qualified to serve as members of the Board, recommending to the Board persons to be nominated by the Board for election as directors at the annual meeting of stockholders and persons to be elected by the Board to fill any vacancies, and recommending to the Board the directors to be appointed to each of its committees. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company (as well as reviewing and reassessing the adequacy of such guidelines as it deems appropriate from time to time) and overseeing the annual self-evaluation of the Board. The charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.thermofisher.com. A copy of the charter may also be obtained free of charge by writing to the Company care of its Investor Relations Department at the Company’s principal executive office located at 81 Wyman Street, Waltham, MA 02451.

The current members of our Nominating and Corporate Governance Committee are Messrs. Porter (Chairman), Manzi and Sperling. The Board has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the listing standards of the NYSE and the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee met six times during 2006.

Executive Sessions and Presiding Director

In accordance with the listing standards of the NYSE and the Company’s Corporate Governance Guidelines, (a) non-management directors of the Board meet at regularly scheduled executive sessions without management and at such other times as may be requested by a non-management director and (b) independent directors meet at least once a year in an executive session without management and at such other times as may be requested by an independent director. In accordance with the Company’s Corporate Governance Guidelines, Ms. Ullian has been appointed to preside (the “Presiding Director”) at the meetings of the Company’s non-management and independent directors held in executive session without management.

Communications from Stockholders and Other Interested Parties

The Board has established a process for stockholders and other interested parties to send communications to the Board or any individual director or groups of directors, including the Presiding Director and the non-management and independent directors. Stockholders and other interested parties who desire to send communications to the Board or any individual director or groups of directors should write to the Board or such individual director or group of directors care of the Company’s Corporate Secretary, Thermo Fisher Scientific Inc., 81 Wyman Street, Waltham, Massachusetts 02451. The Corporate Secretary will relay all such communications to the Board, or individual director or group of directors, as the case may be.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee oversees our executive compensation program for officers. In this role, the Compensation Committee reviews and approves annually all compensation decisions relating to our named executive officers.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of our executive compensation program are to:

•     attract, retain and motivate the best possible executive talent;

•     ensure executive compensation is aligned with our corporate strategies and business objectives;

•     promote the achievement of key strategic and financial performance measures by linking annual cash incentives to the achievement of corporate performance goals;

•     motivate the Company’s officers in achieving long-term value for the Company’s stockholders and other business objectives of the Company; and

•     encourage stock ownership by the Company’s officers in order to align their financial interests with the long-term interests of the Company’s stockholders.

To achieve these objectives, the Compensation Committee evaluates our compensation program for officers with the goal of setting compensation at levels the Committee believes are competitive with those of other peer companies that compete with us for executive talent. In addition, our executive compensation program ties a substantial portion of each executive’s overall cash compensation to key strategic, financial and operational goals such as revenue growth, margin expansion, new product development initiatives and growth of our key customer base. We also provide a portion of our executive compensation in the form of stock options and restricted stock grants that vest over time, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer term success of the Company as reflected in stock price.

The Compensation Committee uses market surveys and analyses prepared by outside consulting firms to stay informed of developments in the design of compensation packages generally and to benchmark its officer compensation program against those of companies with whom we compete for executive talent to ensure our compensation program is in line with current marketplace standards. In 2006, the Committee directly engaged Mercer Human Resource Consulting (“Mercer”) and Korn/Ferry Executive Compensation Advisors (“Korn Ferry”), outside compensation consulting firms, to assist the Committee in its review and evaluation of the compensation for the executive officers.

Typically during the first calendar quarter of each year, the chief executive officer makes a recommendation to the Compensation Committee with respect to annual salary increases and bonuses, and annual stock option and restricted stock awards, if any, for executive officers other than himself, which is then reviewed and approved by the Compensation Committee. In the case of the chief executive officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards.

In making compensation decisions, the Compensation Committee compares our executive compensation against that paid by a peer group of publicly traded companies. The most recent peer group was developed by Mercer and Korn Ferry, taking into account the increased size of the Company after the Fisher Merger. The peer group, which is periodically reviewed and updated by the Committee, consists of companies the Committee believes are generally comparable to our company and against which the Committee believes we compete for executive talent. The companies included in the current peer group are: Medtronic, Inc., Baxter International Inc., Danaher Corporation, Boston Scientific Corporation, Quest Diagnostics Incorporated, Becton, Dickinson and Company, Agilent Technologies Inc., Rockwell Automation, Inc. and Stryker Corporation.

The Compensation Committee generally targets overall compensation for executives near the median of compensation paid to similarly situated executives of the companies in the peer group. Variations to this general target may occur as dictated by individual circumstances. The Compensation Committee reviews, with respect to each executive officer, the current value of prior equity grants, the balances in deferred compensation accounts, and the amount of compensation the executive officer would receive if he left the Company under a variety of circumstances. Internal fairness of compensation within the Company is also an important element of the Compensation Committee’s compensation philosophy. As such, the Committee compares the chief executive officer’s compensation to that of other executive officers within the Company.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•  base salary;

•  annual cash incentive bonuses;

•  stock option and restricted stock awards;

•  insurance, retirement and other employee benefits; and

•  severance and change in control benefits.

We do not have any formal or informal policy or target for allocating compensation between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the Compensation Committee, after reviewing information provided by Mercer and Korn Ferry, determines what it believes to be the appropriate level of each of the various compensation components.

     Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executive officers. When establishing base salaries for 2006, the Compensation Committee considered the survey data of compensation in the peer group, as well as a variety of other factors, including the level of the individual’s responsibility, the ability to replace the individual, and the current base salary of the individual. Generally, we believe that executive base salaries should be near the median of the range of salaries for executives in similar positions at comparable companies. In the case of Marijn Dekkers, the minimum base salary is mandated by our employment agreement with him; his current salary approximates the median for chief executive officers at the peer group companies. Base salaries are generally reviewed annually by our Compensation Committee.

In connection with the closing in November 2006 of the Fisher Merger, the Compensation Committee increased the salaries of Messrs. Wilver and Hoogasian to reflect the increased size and complexity of the Company, as reflected in the revised group of peer companies. In February 2007, the Compensation Committee increased the salaries of Messrs. Casper and Broadbent in accordance with our standard annual compensation review.

     Annual Cash Incentive Bonus

Annual cash incentive awards for the Company’s executive officers are granted under the Company’s 2003 Annual Incentive Award Plan (the “162(m) Plan”), which was approved by the stockholders of the Company at its 2003 Annual Meeting of Stockholders. The 162(m) Plan was adopted to preserve the tax deductibility of the annual bonus that may be earned by executive officers of the Company. Section 162(m) of the Internal Revenue Code generally does not allow publicly-held companies to obtain tax deductions for compensation of more than $1,000,000 paid in any year to any of their chief executive officer and four other most highly paid executive officers unless the payments are made under qualifying “performance-based” compensation plans.

Under the 162(m) Plan, in the first quarter of a calendar year the Compensation Committee selects a performance goal for the year. For 2006, the Company selected the financial measure of earnings before interest, taxes and amortization, excluding the impact of charges for restructuring, discontinued operations, extraordinary items, other unusual or non-recurring items and cumulative effects of accounting changes (“Adjusted Operating Income”). The Company selected this financial measure, as opposed to an income measure computed under generally accepted accounting principles (GAAP), because this measure is consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. Each executive officer was awarded a percentage of Adjusted Operating Income for the year, subject to the right of the committee to lower, but not raise, the actual bonuses paid. In early 2007, the Compensation Committee elected to lower the 2006 bonuses payable under the 162(m) Plan to the amounts computed in accordance with the process described below for the Company’s annual incentive program for the year based on the Compensation Committee’s determinations as to the level of achievement of the supplemental performance measures under the Company’s annual incentive program for 2006.

In the first quarter of a calendar year, the Compensation Committee also establishes a target incentive cash award amount under the Company’s annual incentive program for each officer of the Company, including executive officers. This amount, which is a percentage of base salary, is determined by the Compensation Committee based on the salary level and position of the officer within the Company. The amount actually awarded to an officer varies with the performance of the officer and the Company as a whole. Performance is evaluated by using financial measures of corporate performance and an evaluation of the officers’ qualitative contributions to the achievement of specified business objectives of the Company. The Committee generally sets the goals such that the target payout (100% of target bonus) can be reasonably expected to be achieved.

For 2006, the financial measures established by the Compensation Committee under the Company’s annual incentive program were growth in revenue (adjusted for the impact of acquisitions and divestitures and for foreign currency changes) and earnings (adjusted for restructuring charges and certain other items of income or expense) before interest, taxes and amortization as a percentage of revenue. A range of performance for the financial and qualitative measures corresponds with a multiplier of 0 to 2. For each of the financial measures, the Company’s actual performance was measured relative to the Company’s internal operating plan for 2006. The weighting of the financial and qualitative measures for 2006 was as follows: 35% for revenue growth (excluding the impact of acquisitions, divestitures and currency translation), 35% for growth in adjusted earnings as a percentage of revenue, and 30% for the qualitative measures. After giving effect to the weighting of the measures, a composite final multiplier was applied to the target cash bonus amounts for all of the Company’s officers, including its executive officers. The sum of these amounts was added together to form a bonus pool for all of the Company’s officers, including its executive officers, and was allocated by the Compensation Committee among such officers.

The process described above resulted in a preliminary achievement payout of 161% of target bonus for the named executive officers. The Compensation Committee elected to increase the actual payout to 200% of target bonus to reflect the extraordinary effort by the named executive officers to successfully complete the Fisher Merger and lead the integration process.

The target bonus awards and actual bonus awards for 2006 for the named executive officers were as follows:

Name	Target Bonus Award	Actual Bonus Award
Marijn E. Dekkers	$1,067,500	$2,135,000
Marc N. Casper	$475,333	$950,667
Guy Broadbent	$296,000	$592,000
Peter M. Wilver	$262,417	$524,833
Seth H. Hoogasian	$243,500	$487,000

     Stock Option and Restricted Stock Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity grants should further our goal of executive retention because this feature provides an incentive to our executives to remain in our employ during the vesting period. In determining the size of equity grants to our executives, our Compensation Committee considers median grants of executives in our compensation peer group, the amount of equity previously awarded to the executive, the vesting of such awards and the recommendations of the chief executive officer and Mercer and Korn Ferry.

We typically make an initial equity award of stock options to new executives when they become executives and annual equity grants in February as part of our overall compensation program. Our equity awards have typically taken the form of stock options and restricted stock grants. Because restricted shares have a built-in value at the time the grants are made, we generally grant significantly fewer shares of restricted stock than the number of stock options we would grant for a similar purpose. All grants of options and restricted stock to our officers are approved by the Compensation Committee. The timing of the Compensation Committee meeting in February is such that the meeting occurs after we have publicly released earnings for the just-completed year.

Typically, the stock options we grant to our executives vest at a rate of 33% per year over the first three years of the seven-year option term, and restricted stock awards vest equally over two to three years. Vesting normally ceases upon termination of employment, except for acceleration upon certain qualifying retirements, and in the case of certain terminations for Messrs. Dekkers, Casper and Broadbent (see “Potential Payments upon Termination or Change in Control” on page 25). Stock option exercise rights normally cease for officers other than Mr. Dekkers shortly after termination, except for in the cases of death, disability and retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. Prior to the vesting of restricted stock, the holder has no right to transfer the shares but has voting rights and the right to receive dividends with respect to the shares.

Our practice is to set the exercise price of stock options to equal the fair market value of our common stock on the date of grant. For options granted in 2006 prior to November 9th, we designated the average of the opening and closing prices of our common stock on the New York Stock Exchange on the date of grant as the fair market value; thereafter, options have been granted at the closing price of our common stock on the

New York Stock Exchange on the date of grant. Newly hired executives other than officers normally are granted stock options by the Option Committee, which consists of the chief executive officer. These grants are made once per quarter. Officers may receive stock option grants only through the Compensation Committee.

We intend that the annual aggregate value of equity awards to our executives will be set near median levels for companies in our compensation peer group. In February 2006, the Compensation Committee granted stock options generally targeted at the median Black Scholes value for the then peer group created by Mercer (Agilent Technologies, Inc., Applera Corporation - Applied Biosystems, Beckman Coulter, Inc., Becton, Dickinson and Company, Danaher Corporation, Fisher Scientific International Inc., Mettler-Toledo International Inc., PerkinElmer, Inc., Varian Medical Systems, Inc. and Waters Corporation).

The closing of the Fisher Merger triggered a change in control under the Company’s equity plans. As a result, restricted stock awards for all executive officers accelerated in connection with the closing, and substantially all unvested stock options accelerated in connection with the closing, except for Mr. Dekkers’, for which he waived acceleration.

In order to enhance our goal of executive retention after the Fisher Merger, the Compensation Committee approved new grants of unvested equity. The Committee granted both stock options and restricted stock to executives in November 2006. The Committee determined the median Black Scholes value of equity compensation for the comparable officers in the new peer group, and targeted 70% of the total value to be comprised of stock options, with the remaining 30% to be comprised of restricted stock.

For the stock option grant, the Committee multiplied the targeted 70% value by 2.25 and granted the appropriate number of options based on that aggregate value. For time-based restricted stock, the Committee multiplied the targeted 30% value by 1.25 and granted the appropriate time-based restricted stock awards based on that aggregate value. The stock option grants vest equally over five years, and the time-based restricted stock grants vest over three years.

In November 2006, the Committee also granted a performance-based restricted stock award enhancement to certain executives, including the named executive officers, equal to the number of time-based restricted shares granted. In connection with awards of performance-based restricted stock, the Compensation Committee adopted as performance goals the measures (i) organic revenue, (ii) adjusted earnings per share and (iii) stock price. The vesting of the performance-based restricted stock awards is as follows:

•	Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s organic revenues for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price for any 20 consecutive trading days ending during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First Revenue Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First Revenue Vesting Date (assuming continued employment, subject to certain exceptions); and

•	Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s adjusted earnings per share for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price for any 20 consecutive trading days ending during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First EPS Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First EPS Vesting Date (assuming continued employment, subject to certain exceptions). Adjusted earnings per share excludes restructuring and other costs/income and amortization of acquisition-related intangible assets, certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax carryforwards, the impact of significant tax audits or events and discontinued operations.

The Committee selected targets for the performance-based goals that are more difficult to achieve than the target payout under the annual cash incentive bonus program. The higher than normal number of stock options and restricted shares granted by the Committee in November 2006 reflected that the options will vest over five years, rather than the Company’s usual three-year vesting period, and the risk associated with the performance-based shares, as well as the Committee’s intention to forego option grants to these executives in both February 2007 and February 2008.

     Stock Ownership Policy

The Compensation Committee has established a stock holding policy that the chief executive officer hold shares of Common Stock equal in value to at least four times his annual base salary and that each other executive officer hold shares of Common Stock equal in value to at least two times his or her annual base salary. The current chief executive officer and other current executive officers have a period of five years from February 25, 2005, to achieve this ownership level. New executive officers would have a period of five years from the date of initial appointment as an executive officer to achieve this ownership level. For purposes of this policy, shares of time-based restricted Common Stock and restricted Common Stock units are counted towards the target.

     Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. The 401(k) plan is a tax-qualified retirement savings plan pursuant to which all U.S. based employees, including officers, are able to contribute a percentage of their annual salary up to the limit prescribed by the Internal Revenue Service to the 401(k) plan on a before-tax basis. The Company will match 100% of the first 5% of pay that is contributed to the plan. All contributions to the 401(k) plan as well as any matching contributions are fully-vested upon contribution.

The named executive officers, in addition to certain other U.S.-based eligible executives, are entitled to participate in the Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, an eligible employee can defer receipt of his or her annual base salary (up to 90%) and/or bonus (up to 100%) until he or she ceases to serve as an employee of the Company or until a future date while the participant continues to be an employee of the Company. The Deferred Compensation Plan is discussed in further detail under the heading “Nonqualified Deferred Compensation For 2006” on page 24.

The Company provides officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. Each named executive officer receives an allowance for supplemental medical expenses, long-term disability insurance, and a car allowance. Additionally, the Company provides a $3 million term life insurance policy to Marijn Dekkers. In 2007, the Company also agreed to provide a $3 million term life insurance policy to each of Marc Casper and Guy Broadbent. Attributed costs of the personal benefits described above for the named executive officers for 2006 are described in the “Summary Compensation Table” on page 16.

     Severance and Change in Control Benefits

Pursuant to our equity plans and agreements we have entered into with our executives, in the event of the termination of their employment under certain circumstances or a change in control, they are entitled to specified benefits. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the caption “Potential Payments Upon Termination or Change in Control” on page 25. We believe providing these benefits helps us compete for executive talent and that our severance and change in control benefits are generally in line with severance packages offered to comparable executives at other companies.

Our practice with respect to acceleration of vesting of equity awards in the case of change in control benefits was, until the Fisher Merger, to structure acceleration as “single trigger”. In other words, the change in control itself triggers acceleration. After the closing of the Fisher Merger, the Compensation Committee elected to change to a “double-trigger” (i.e., the change in control does not itself trigger acceleration; rather, acceleration occurs only if the employment of the executive is terminated during a specified period after the change in control) for all named executive officers except Marijn Dekkers, whose 2002 employment agreement mandates a single trigger. This change applies to the November 2006 grants.

Tax Considerations

Deductibility of Executive Compensation

The Compensation Committee considers the potential effect of Section 162(m) of the Internal Revenue Code in designing its compensation program, but reserves the right to use its independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on the Company. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to the Company’s named executive officers in excess of $1,000,000, unless the compensation qualifies as “performance-based” or is otherwise exempt from Section 162(m). The Company’s equity compensation plans under which its executive officers may receive stock options and restricted stock and its 2003 Annual Incentive Award Plan under which the Company’s executive officers may receive annual cash incentive awards are intended to qualify for the deduction.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005. A more detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 24 under the heading “Nonqualified Deferred Compensation For 2006.”

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Jim P. Manzi (Chairman)
Scott M. Sperling
Elaine S. Ullian

Summary Compensation Table

The following table summarizes compensation for services to the Company received during the last fiscal year by the Company’s chief executive officer, chief financial officer, and the three other most highly compensated executive officers of the Company during 2006. The executive officers listed below are collectively referred to in this proxy statement as the “named executive officers.”

								Change in
								Pension Value
								and
								Nonqualified
								Deferred
				Stock		Option		Compensation	All Other
Name and		Salary	Bonus	Awards(1)		Awards(2)		Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)		($)		($)(3)	($)(4)	($)
Marijn E. Dekkers President and Chief Executive Officer	2006	$1,036,539	$2,135,000	$2,595,095	(5)	$4,483,902		$426,444	$35,145	$10,712,125
Peter M. Wilver Senior Vice President and Chief Financial Officer	2006	$406,357	$524,833	$68,308		$3,092,056	(6)	—	$31,713	$4,123,267
Marc N. Casper Executive Vice President	2006	$614,615	$950,667	$331,022	(7)	$4,158,989	(8)	$60,079	$30,947	$6,146,319
Guy Broadbent Senior Vice President	2006	$442,500	$592,000	$748,975	(9)	$2,545,773	(10)	$38,543	$31,191	$4,398,982
Seth H. Hoogasian Senior Vice President, General Counsel and Secretary	2006	$394,212	$487,000	$116,405		$2,198,916	(11)	$21,011	$33,493	$3,251,037

(1)     This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for restricted stock awards granted to each of the named executive officers in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to these awards, refer to note 5 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. See the Grants of Plan-Based Awards Table on page 18 of this proxy statement for information on restricted stock awards granted in 2006. The amounts shown in this column reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives. As a result of the Fisher Merger, on November 9, 2006, the vesting of all the then-outstanding restricted stock awards accelerated.

(2)     This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for stock options granted to each of the named executives in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to these grants, refer to note 5 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. See the Grants of Plan-Based Awards Table on page 18 of this proxy statement for information on options granted in 2006. The amounts shown in this column reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives. As a result of the Fisher Merger, on November 9, 2006, the vesting of substantially all of the then-outstanding stock options held by the named executive officers (except Mr. Dekkers) and other employees accelerated. Mr. Dekkers waived the acceleration of the vesting of his stock options.

(3)     The amounts presented in this column include the entire amount of earnings (if any) for the year under investment alternatives on deferred compensation balances.

(4)     Under SEC rules and regulations, if the total value of all perquisites and personal benefits is $10,000 or more for any named executive officer, then each perquisite or personal benefit, regardless of its amount, must be identified by type. If perquisites and personal benefits are required to be reported for a named executive officer, then each perquisite or personal benefit that exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for that officer must be quantified and disclosed in a footnote. The amounts presented in this column include (a) matching contributions made on behalf of the named executive officers by the Company pursuant to the Company’s 401(k) Plan, (b) a car allowance, (c) an allowance for medical related expenses, (d) premiums paid by the Company with respect to long-term disability insurance for the benefit of the named executive officers, (e) with respect to Mr. Dekkers only, premiums paid by the Company for a term life insurance policy for the benefit of Mr. Dekkers, and (f) access to emergency medical service through Massachusetts General Hospital’s global hospital network. For 2006, the dollar value of each such benefit was (1) $11,000 each for matching 401(k) contributions, (2) $12,500 each for the car allowance, (3) $5,000 each for the medical expense allowance, (4) $3,182, $3,010, $2,244, $2,488, and $4,790 and for Messrs. Dekkers, Wilver, Casper, Broadbent and Hoogasian, respectively, for long-term disability insurance premiums and (5) $3,260 for a term life insurance policy for Mr. Dekkers.

(5)     Includes $1,685,283 for the acceleration of restricted stock awards as a result of the Fisher Merger.

(6)     Includes $1,984,818 for the acceleration of stock option awards as a result of the Fisher Merger.

(7)     Includes $13,492 for the acceleration of restricted stock awards as a result of the Fisher Merger.

(8)     Includes $2,864,136 for the acceleration of stock option awards as a result of the Fisher Merger.

(9)     Includes $541,227 for the acceleration of restricted stock awards as a result of the Fisher Merger.

(10)    Includes $1,767,866 for the acceleration of stock option awards as a result of the Fisher Merger.

(11)    Includes $1,462,345 for the acceleration of stock option awards as a result of the Fisher Merger.

Grants of Plan-Based Awards For 2006

				All Other		All Other
		Estimated		Stock		Option
		Future		Awards:		Awards:		Exercise or
		Payouts		Number		Number of		Base Price
		Under Equity		of Shares		Securities		of Option	Closing	Grant Date Fair
	Grant	Incentive		of Stock		Underlying		Awards	Market	Value of Stock and
Name	Date	Plan Awards		or Units		Options		($/Sh)	Price(1)	Option Awards ($)
		Target (#	)
Marijn E. Dekkers	1/7/2006			5,000	(2)					$152,200
	2/27/2006					450,000(3	)(5)	$34.86	$35.17	$4,950,000
	11/9/2006			47,200	(2)					$2,047,064
	11/9/2006	47,200	(4)							$2,047,064
	11/9/2006					549,900(3	)(6)	$43.37	$43.37	$7,423,650
Peter M. Wilver	2/27/2006					130,000(3	)(5)	$34.86	$35.17	$1,430,000
	11/9/2006			12,900	(2)					$559,473
	11/9/2006	12,900	(4)							$559,473
	11/9/2006					150,400(3	)(6)	$43.37	$43.37	$2,030,400
Marc N. Casper	2/27/2006					190,000(3	)(5)	$34.86	$35.17	$2,090,000
	11/9/2006			21,600	(2)					$936,792
	11/9/2006	21,600	(4)							$936,792
	11/9/2006					251,900(3	)(6)	$43.37	$43.37	$3,400,650
Guy Broadbent	2/27/2006			20,000	(2)					$703,400
	2/27/2006					125,000(3	)(5)	$34.86	$35.17	$1,375,000
	11/9/2006			13,000	(2)					$563,810
	11/9/2006	13,000	(4)							$563,810
	11/9/2006					151,400(3	)(6)	$43.37	$43.37	$2,043,900
Seth H. Hoogasian	2/27/2006					90,000(3	)(5)	$34.86	$35.17	$990,000
	11/9/2006			10,100	(2)					$438,037
	11/9/2006	10,100	(4)							$438,037
	11/9/2006					116,800(3	)(6)	$43.37	$43.37	$1,576,800

(1)     During 2006, the Company granted stock options prior to November 9th to employees at the average of the opening and closing price of the Common Stock on the New York Stock Exchange on the date of grant. Thereafter, options were granted at the closing price of the Common Stock on the New York Stock Exchange on the date of grant.

(2)     Represents a time-based restricted stock award. All time-based restricted stock awards included in this table were granted under the Company’s 2005 Stock Incentive Plan, except for the January 7, 2006 award to Mr. Dekkers, which was granted under the Company’s 2001 Equity Incentive Plan. The time-based restricted stock grants vest in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of a restricted stock grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions).

(3)     Represents a stock option under the Company’s 2005 Stock Incentive Plan.

(4)     Represents a performance-based restricted stock award under the Company’s 2005 Stock Incentive Plan. In connection with awards of performance-based restricted stock, the Compensation Committee adopted as performance goals the measures (i) organic revenue, (ii) adjusted earnings per share and (iii) stock price. The vesting of the performance-based restricted stock awards is as follows:

•     Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s organic revenues for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price for any 20 consecutive trading days ending during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First Revenue Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First Revenue Vesting Date (assuming continued employment, subject to certain exceptions); and

•     Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s adjusted earnings per share for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price for any 20 consecutive trading days ending during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First EPS Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First EPS Vesting Date (assuming continued employment, subject to certain exceptions). Adjusted earnings per share excludes restructuring and other costs/income and amortization of acquisition-related intangible assets, certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax carryforwards, the impact of significant tax audits or events and discontinued operations.

(5)     The options granted on February 27, 2006 vest in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of a stock option grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions). As a result of the Fisher Merger, on November 9, 2006, the vesting of substantially all of the then-outstanding stock options held by the named executive officers (except Mr. Dekkers) and other employees accelerated, including the options granted on February 27, 2006. Mr. Dekkers waived the acceleration of the vesting of his stock options.

(6)     The options granted on November 9, 2006 vest in equal annual installments over the five-year period commencing on the date of grant (i.e., the first 1/5 of a stock option grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions).

Employment Agreement

Employment Agreement with Mr. Dekkers

The amended and restated employment agreement with Mr. Dekkers, pursuant to which he serves as president and chief executive officer of the Company (the “Employment Agreement”), is for a five-year term ending December 31, 2007, subject to renewal provisions. The Employment Agreement currently provides for an annual base salary of $1,050,000 and a target annual incentive bonus of 110% of base salary. The actual amount paid as a bonus in any given year is a multiple of zero to two times the target amount.

Pursuant to the Employment Agreement, the Company agreed to award Mr. Dekkers a variety of equity grants, all of which have previously been issued, except that he continues to receive 5,000 shares of restricted Common Stock in January of each year. These restricted stock awards vest in equal installments over the three-year period commencing on the grant date, assuming Mr. Dekkers is employed with the Company on each such date. Equity awards granted to Mr. Dekkers, both pursuant to his Employment Agreement and otherwise, that have not yet vested or remain outstanding are reflected in various tables of this proxy statement.

If Mr. Dekkers’ employment is terminated (i) by the Company without “cause” or by Mr. Dekkers with “good reason,” he will be entitled to: (A) an amount equal to: (1) his then current base salary for the 36-month period following the termination date, (2) a pro-rata bonus for the year in which the termination date occurs, and (3) three times his target bonus (in lieu of his annual incentive bonus for the 36-month period); (B) medical and dental insurance benefits for a period of three years after the termination date; and (C) outplacement services up to $50,000; (ii) due to his disability, he will be entitled to: (A) disability benefits in accordance with the long-term disability (“LTD”) program then in effect for senior executives of the Company; (B) his then current base salary through the end of the LTD elimination period; (C) a pro-rata bonus for the year in which the termination date occurs; and (D) medical and dental insurance benefits for a period of 24 months after the termination date; (iii) due to his death, his estate or his beneficiaries will be entitled to a pro-rata bonus for the year in which the termination date occurs; and (iv) due to the expiration of the then-current term of the agreement, he will be entitled to: (A) an amount equal to the sum of (1) his then-current base salary for the 24-month period following the termination date, and (2) two times his target bonus (in lieu of his annual incentive bonus for the 24-month period); (B) medical and dental insurance benefits for a period of 24 months after the termination date and (C) outplacement services up to $50,000.

In addition, if Mr. Dekkers’ employment is terminated due to his death or disability, by the Company without “cause,” by Mr. Dekkers with “good reason,” or due to the expiration of the then-current term of the agreement, (i) all stock options will become fully vested and all stock options granted prior to November 21, 2002, will remain exercisable until two years from the termination date (but in no event beyond the expiration date of the options) and all stock options granted on or after November 21, 2002, shall remain exercisable until three years from the termination date (but in no event beyond the expiration date of the options); and (ii) the transfer restrictions on all shares of time-based restricted Common Stock and/or restricted Common Stock units granted to him will lapse. If Mr. Dekkers’ employment is terminated by the Company for “cause,” (A) no further vesting of stock options shall occur and he shall have 90 days (except for the options granted to Mr. Dekkers after 2004, which cease to be exercisable immediately) to exercise all vested and outstanding stock options (but in no event beyond the expiration date of the options); and (B) all shares of restricted Common Stock and/or restricted Common Stock units granted to him as to which transfer restrictions have not lapsed shall be forfeited. If Mr. Dekkers’ employment is terminated by Mr. Dekkers without “good reason,” (X) no further vesting of stock options shall occur and he shall have 90 days to exercise all vested and outstanding stock options (but in no event beyond the expiration date of the options); and (Y) all shares of restricted Common Stock and/or restricted Common Stock units granted to him as to which transfer restrictions have not lapsed shall be forfeited.

The Employment Agreement provides that immediately prior to the consummation of a change in control, all options to purchase Common Stock held by Mr. Dekkers as of the date of the change in control will become fully vested and immediately exercisable, and shares of Common Stock issued upon exercise of such stock options and all shares of time-based restricted Common Stock held by Mr. Dekkers as of the date of the change in control will no longer be subject to the right of repurchase by the Company. In the event his employment is terminated after a change in control, he will be entitled to receive benefits under either the Employment Agreement or the executive retention agreement described below under the heading “Potential Payments Upon Termination or Change in Control,” but not both.

Outstanding Equity Awards at 2006 Fiscal Year-End

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
								Unearned	Unearned
								Shares,	Shares,
	Number of	Number of				Number of	Market Value	Units or	Units
	Securities	Securities				Shares or	of Shares or	Other	or Other
	Underlying	Underlying		Option		Units of	Units of Stock	Rights	Rights That
	Unexercised	Unexercised		Exercise	Option	Stock That	That Have Not	That Have	Have Not
	Options (#)	Options (#)		Price	Expiration	Have Not	Vested ($) @	Not	Vested ($)
Name	Exercisable	Unexercisable		($)	Date	Vested (#)	$45.29*	Vested (#)	@$45.29*
Marijn E. Dekkers	546,660	—		$19.50	7/11/2007	—	—	—	—
	232,591	—		$22.47	3/14/2008	—	—	—	—
	200,000	—		$20.27	3/15/2009	—	—	—	—
	13,496	—		$77.95	8/24/2010	—	—	—	—
	4,499	—		$22.56	5/17/2011	—	—	—	—
	146,000	292,000	(1)	$27.40	2/25/2012	—	—	—	—
	514,800	265,200	(2)	$19.67	11/21/2012	—	—	—	—
	—	450,000	(3)	$34.86	2/27/2013	—	—	—	—
	—	549,900	(4)	$43.37	11/9/2013	—	—	—	—

	Option Awards					Stock Awards
											Equity
									Equity		Incentive
									Incentive		Plan Awards:
									Plan		Market or
									Awards:		Payout
									Number of		Value of
									Unearned		Unearned
									Shares,		Shares,
	Number of	Number of				Number of		Market Value	Units or		Units
	Securities	Securities				Shares or		of Shares or	Other		or Other
	Underlying	Underlying		Option		Units of		Units of Stock	Rights		Rights That
	Unexercised	Unexercised		Exercise	Option	Stock That		That Have Not	That Have		Have Not
	Options (#)	Options (#)		Price	Expiration	Have Not		Vested ($) @	Not		Vested ($)
Name	Exercisable	Unexercisable		($)	Date	Vested (#)		$45.29*	Vested (#)		@$45.29*
	—	—		—	—	47,200	(5)	$2,137,688	—		—
	—	—		—	—	—		—	47,200	(6)	$2,137,688
Peter M. Wilver	40,703	—		$21.67	9/27/2007	—		—	—		—
	40,703	—		$22.47	3/14/2008	—		—	—		—
	30,000	—		$20.27	3/15/2009	—		—	—		—
	125,000	—		$30.59	6/2/2011	—		—	—		—
	125,000	—		$27.40	2/25/2012	—		—	—		—
	100,000	—		$19.67	11/21/2012	—		—	—		—
	130,000	—		$34.86	2/27/2013	—		—	—		—
	—	150,400	(4)	$43.37	11/9/2013	—		—	—		—
	—	—		—	—	12,900	(5)	$584,241	—		—
	—	—		—	—	—		—	12,900	(6)	$584,241
Marc N. Casper	6,250	—		$22.18	11/30/08	—		—	—		—
	265,000	—		$27.40	2/25/2012	—		—	—		—
	56,250	—		$19.67	11/21/2012	—		—	—		—
	190,000	—		$34.86	2/27/2013	—		—	—		—
	—	251,900	(4)	$43.37	11/9/2013	—		—	—		—
	—	—		—	—	21,600	(5)	$978,264	—		—
	—	—		—	—	—		—	21,600	(6)	$978,264
Guy Broadbent	41,295	—		$22.71	10/13/2007	—		—	—		—
	46,518	—		$22.47	3/14/2008	—		—	—		—
	125,000	—		$22.28	11/29/2008	—		—	—		—
	125,000	—		$27.40	2/25/2012	—		—	—		—
	100,000	—		$19.67	11/21/2012	—		—	—		—
	125,000	—		$34.86	2/27/2013	—		—	—		—
	—	151,400	(4)	$43.37	11/9/2013	—		—	—		—
	—	—		—	—	13,000	(5)	$588,770	—		—
	—	—		—	—	—		—	13,000	(6)	$588,770

	Option Awards						Stock Awards
												Equity
										Equity		Incentive
										Incentive		Plan Awards:
										Plan		Market or
										Awards:		Payout
										Number of		Value of
										Unearned		Unearned
										Shares,		Shares,
	Number of		Number of				Number of		Market Value	Units or		Units
	Securities		Securities				Shares or		of Shares or	Other		or Other
	Underlying		Underlying		Option		Units of		Units of Stock	Rights		Rights That
	Unexercised		Unexercised		Exercise	Option	Stock That		That Have Not	That Have		Have Not
	Options (#)		Options (#)		Price	Expiration	Have Not		Vested ($) @	Not		Vested ($)
Name	Exercisable		Unexercisable		($)	Date	Vested (#)		$45.29*	Vested (#)		@$45.29*
Seth H. Hoogasian	957		—		$11.89	1/10/2008	—		—	—		—
	1,751		—		$15.55	3/1/2008	—		—	—		—
	44,191		—		$22.47	3/14/2008	—		—	—		—
	310		—		$124.85	3/26/2008	—		—	—		—
	858		—		$10.86	4/11/2008	—		—	—		—
	1,018		—		$14.28	8/14/2008	—		—	—		—
	436		—		$10.71	12/21/2008	—		—	—		—
	42,500				$20.27	3/15/2009	—		—	—		—
	864		—		$27.78	5/23/2009	—		—	—		—
	1,443	(7)	—		$26.59	5/23/2009	—		—	—		—
	631		—		$11.10	6/10/2009	—		—	—		—
	522		—		$12.23	10/1/2009	—		—	—		—
	100,000		—		$19.67	11/21/2012	—		—	—		—
	125,000		—		$27.40	2/25/2012	—		—	—		—
	90,000		—		$34.86	2/27/2013	—		—	—		—
	—		116,800	(4)	$43.37	11/9/2013	—		—	—		—
	—		—		—	—	10,100	(5)	$457,429	—		—
	—		—		—	—	—		—	10,100	(6)	$457,429

* Reflects the closing price of the Company’s Common Stock on the New York Stock Exchange on December 29, 2006.

(1)     Represents a stock option, which vests in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of the stock option grant would vest on the first anniversary of the date of grant), so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), with the first vesting date of February 25, 2006.

(2)     Represents a stock option, which vests in equal annual installments over the three-year period commencing on the third anniversary of the date of grant (i.e., the first 1/3 of the stock option grant would vest on the third anniversary of the date of grant), so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), with the first vesting date of November 21, 2005.

(3)     Represents a stock option, which vests in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of the stock option grant would vest on the first anniversary of the date of grant), so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), with the first vesting date of February 27, 2007.

(4)     Represents a stock option, which vests in equal annual installments over the five-year period commencing on the date of grant (i.e., the first 1/5 of the stock option grant would vest on the first anniversary of the date of grant), so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), with the first vesting date of November 9, 2007.

(5)     Represents a time-based restricted stock award, which vests in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of the restricted stock grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), with the first vesting date of November 9, 2007.

(6)     Represents a performance-based restricted stock award. In connection with awards of performance-based restricted stock, the Compensation Committee adopted as performance goals the measures (i) organic revenue, (ii) adjusted earnings per share and (iii) stock price. The vesting of the performance-based restricted stock awards is as follows:

•     Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s organic revenues for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price for any 20 consecutive trading days ending during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First Revenue Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First Revenue Vesting Date (assuming continued employment, subject to certain exceptions); and

•     Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s adjusted earnings per share for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price for any 20 consecutive trading days ending during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First EPS Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First EPS Vesting Date (assuming continued employment, subject to certain exceptions). Adjusted earnings per share excludes restructuring and other costs/income and amortization of acquisition-related intangible assets, certain other gains and losses, tax provisions/benefits related to the previous items, benefits from tax carryforwards, the impact of significant tax audits or events and discontinued operations.

(7)     Includes options to purchase 183 shares of common stock that are currently exercisable but subject to certain transfer restrictions, including the right of the Company to repurchase, at the exercise price, the shares issued upon exercise of the options, upon certain events, primarily cessation of service with the Company. These restrictions lapse over time, assuming continued service.

Option Exercises and Stock Vested During 2006

The following table reports information regarding stock option exercises and the vesting of stock awards during fiscal year 2006 by the Company’s named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal year 2006.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	On	Acquired on	On
	Exercise	Exercise	Vesing	Vesting
Name	(#)	($)(1)	(#)	($)(2)
Marijn E. Dekkers	500,000	$12,159,282	113,334	$4,872,200
Peter M. Wilver	—	—	5,000	$172,750
Marc N. Casper	262,500	$5,304,985	20,000(3)	$779,200(4)
Guy Broadbent	65,000	$1,225,080	20,000	$867,400
Seth H. Hoogasian	—	—	5,000	$184,600

(1)     The amounts shown in this column represent the difference between the option exercise price and the market price on the date of exercise.

(2)     The amounts shown in this column represent the number of shares vesting multiplied by the market price on the date of vesting.

(3)     Includes 10,000 restricted stock units which, although they became vested in 2006, do not become shares of Common Stock, nor do they become transferable, until Mr. Casper ceases to be an employee of the Company.

(4)     Includes $433,700 realized upon the vesting of the restricted stock units referenced in note 3 above.

Nonqualified Deferred Compensation For 2006

	Executive Contributions	Aggregate Earnings in	Aggregate Balance at
Name	in Last FY ($)	Last FY ($)	Last FYE ($)
Marijn E. Dekkers	$712,812(1)	$426,444	$3,430,541
Peter M. Wilver	—	—	—
Marc N. Casper	$80,731(2)	$60,079	$502,966
Guy Broadbent	—	$38,543	$384,796
Seth H. Hoogasian	$55,000(3)	$21,011	$207,687

(1)     Of this amount, $310,962 was withheld from Mr. Dekkers’ 2006 salary for deferral, which amount is also included in the “Salary” column for Mr. Dekkers in the Summary Compensation Table on page 16. The balance represents the deferral of a portion of the bonus earned for 2005 performance.

(2)     Of this amount, $30,731 was withheld from Mr. Casper’s 2006 salary for deferral, which amount is also included in the “Salary” column for Mr. Casper in the Summary Compensation Table on page 16. The balance represents the deferral of a portion of the bonus earned for 2005 performance.

(3)     Represents deferral of a portion of the bonus for 2005 performance.

The Company maintains a deferred compensation plan for its executive officers and certain other highly compensated employees (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, a participant has the right to defer receipt of his or her annual base salary (up to 90%) and/or bonus (up to 100%) until he or she ceases to serve as an employee of the Company or until a future date while the participant continues to be an employee of the Company. Under the Deferred Compensation Plan, the Company credits (or debits) a participant’s account with the amount that would have been earned (or lost) had the deferred amounts been invested in one or more of three different funds that are available under the Deferred Compensation Plan (an equity index fund, a bond index fund, and a money market fund, as described below) as selected by the participant. The participant does not have any actual ownership in these funds. Any gains (or losses) on amounts deferred are not taxable until deferred amounts are paid to the participant. All amounts in the participant’s deferred account represent unsecured obligations of the Company. The American Jobs Creation Act of 2004 applies to non-qualified deferred compensation plans, including the Deferred Compensation Plan, for amounts deferred after December 31, 2004. The Company has “frozen” the terms of the Deferred Compensation Plan in existence as of December 31, 2004 for account balances resulting from amounts deferred through such date. The Company is currently operating the Deferred Compensation Plan for amounts deferred after December 31, 2004 in good faith compliance with the new law and intends to amend the plan with respect to such deferred amounts to the extent necessary to comply with such law when all relevant United States Department of Treasury guidance has been issued, but in any event no later than December 31, 2007, as is required.

The Deferred Compensation Plan provides for the payout of either all or a portion of the participant’s account beginning (1) at a specified date in the future if the participant so elects (in the case of a short-term payout), (2) in the case of the participant’s death or disability, or (3) upon the participant’s retirement or termination from employment with the Company. In the case of the participant’s death or disability, or upon the participant’s termination, payment is made in a lump sum distribution. Upon retirement, the participant may elect to receive his or her distribution in a lump sum or in annual installment payments over the course of five, ten or fifteen years. Additionally, with respect to account balances existing at December 31, 2004, the executive may receive a full or partial payout from the plan for an unforeseeable financial emergency (as defined in the plan), or may withdraw all of his or her account at any time less a withdrawal penalty equal to 10% of such amount (“haircut” provision).

During the year ended December 31, 2006, participants were given the opportunity to select among three measurement funds. The Deferred Compensation Plan allows the executive to reallocate his or her balance and future deferrals among the investment choices up to four times in any plan year. The table below shows the three funds available to participants and their annual rate of return for the year ended December 31, 2006.

Name of Fund	Rate of Return (assuming reinvestment of dividends)
The John Hancock Trust Money Market Fund	4.70%
The John Hancock Trust Bond Index Fund	4.07%
The John Hancock Trust Equity Index Fund	15.56%

Potential Payments Upon Termination or Change in Control

Related Agreements

Executive Change in Control Retention Agreements

Thermo Fisher has entered into executive retention agreements with its executive officers and certain other key employees that provide severance benefits if there is a change in control of Thermo Fisher and their employment is terminated by the Company without “cause” or by the individual for “good reason,” as those terms are defined therein, within 18 months thereafter. For purposes of these agreements, a change in control exists upon (i) the acquisition by any person of 40% or more of the outstanding Common Stock or voting securities of Thermo Fisher; (ii) the failure of the Board to include a majority of directors who are “continuing directors,” which term is defined to include directors who were members of the Board on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were “continuing directors” at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Fisher or the sale or other disposition of all or substantially all of the assets of Thermo Fisher unless immediately after such transaction (a) all holders of Common Stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of Thermo Fisher.

Prior to the Fisher Merger, the executive change in control retention agreements with the named executive officers provided, among other things, that, upon a change in control, all options to purchase common stock held by the individual as of the date of the change in control would become fully vested and immediately exercisable, and shares of common stock issued upon exercise of such stock options and all shares of restricted common stock held by the individual as of the date of the change in control would no longer be subject to the right of repurchase by the Company. Pursuant to these agreements, substantially all stock options and restricted grants for Messrs. Dekkers, Casper, Broadbent, Wilver and Hoogasian accelerated on November 9, 2006 in connection with the closing of the Fisher Merger, except that Mr. Dekkers waived acceleration of his stock options.

On November 9, 2006, Thermo Fisher entered into an amendment to the executive change in control retention agreements with each of Messrs. Casper, Broadbent, Wilver and Hoogasian, such that upon a change in control after November 9, 2006, each outstanding option and time-based restricted stock award granted on or after November 9, 2006 no longer accelerates automatically upon a change in control, but vests if the employee is terminated by the Company without “cause” or by the individual with “good reason,” as those terms are defined therein, in each case within 18 months of a change in control (a “qualifying termination”). Options to purchase common stock held by Mr. Dekkers as of the date of a change in control will continue to become fully vested and immediately exercisable, as mandated by his 2002 employment agreement.

The executive retention agreements also provide that, upon a qualifying termination, the individual would be entitled to a lump sum payment equal to the sum of (a) in the case of Mr. Dekkers, three times, and in the case of Messrs. Broadbent, Casper, Wilver and Hoogasian two times, the individual’s highest annual base salary in any 12-month period during the prior five-year period preceding the change in control, plus (b) in the case of Mr. Dekkers, three times, and in the case of Messrs. Casper, Broadbent, Wilver and Hoogasian, two times, the individual’s highest annual bonus in any 12-month period during such prior five-year period. In addition, the individual would be provided continuing health, medical and life insurance benefits for a period of, in the case of Mr. Dekkers, three years, and in the case of Messrs. Casper, Broadbent, Wilver and Hoogasian, two years, after such termination; Mr. Dekkers would also receive other employee benefits substantially equivalent to the benefits package he would have otherwise been entitled to receive if he was not terminated. Finally, the individual would be entitled to a cash payment equal to, in the case of Mr. Dekkers, $25,000, and in the case of Messrs. Casper, Broadbent, Wilver and Hoogasian, $20,000, to be used toward outplacement services.

In the event that payments under these agreements are deemed to be so-called “excess parachute payments” under the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the individuals would be entitled to receive a gross-up payment equal to the amount of any excise tax payable by such individual with respect to such payment plus the amount of all other additional taxes imposed on such individual attributable to the receipt of the gross-up payment.

Executive Severance Agreements

The Company has entered into executive severance agreements with its executive officers and certain other key employees that provide severance benefits in the event their employment is terminated by the Company without “cause” (as such term is defined therein). Prior to the Fisher Merger, the severance agreements with each of Messrs. Casper, Broadbent, Wilver and Hoogasian provided that, in the event such individual’s employment is terminated by the Company without cause, he would be entitled to a lump sum severance payment equal to 1.5 times his annual base salary then in effect, except that if the individual receives benefits under the executive change in control retention agreement described above, he would not be entitled to receive benefits under the executive severance agreement. In addition, for 18 months after the date of termination, the individual would be provided medical, dental and life insurance benefits at least equal to those he would have received had his employment not been terminated, or if more favorable, to those in effect generally during such period with respect to peer executives of the Company. Finally, the individual would be entitled to up to $20,000 of outplacement services until the earlier of 12 months following his termination or the date he secures full-time employment. Mr. Dekkers also has severance provisions in his employment agreement. See “Employment Agreement.”

Effective November 9, 2006, the Company entered into noncompetition agreements with its executive officers and certain key employees, other than Mr. Dekkers, whose employment agreement already includes similar provisions. The terms of the noncompetition agreement provide that during the term of the employee’s employment with the Company, and for a period of 12 months thereafter, the employee will not engage or participate in, or be employed by a business which competes with the Company. The agreement also contains provisions that restrict the employee’s ability during the term of the employee’s employment with the Company and for a period of 12 months after termination, to solicit or hire employees of the Company or to solicit customers of the Company.

In connection with the execution of the noncompetition agreements with Messrs. Casper and Broadbent, the Company entered into amended executive severance agreements with Messrs. Casper and Broadbent. These amendments provide that if either of the executives is terminated without cause or leaves the Company for good reason, he will be entitled to severance pay equal to two times his base salary and target bonus, as well as a pro rata bonus for the year in which he is terminated. In addition, the vesting of the stock options and time-based restricted stock granted to Messrs. Casper and Broadbent on November 9, 2006, would accelerate, and Messrs. Casper and Broadbent would be entitled to benefits continuation for a period of twenty-four months following the termination. Messrs. Wilver and Hoogasian’s executive severance agreements were not amended.

Tables

The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive’s employment or a change in control of the Company. The amount of compensation payable to each named executive officer upon voluntary resignation, involuntary termination for cause, involuntary termination without cause or voluntarily for good reason, involuntary termination without cause or voluntarily for good reason within 18 months of a change in control, upon a change in control without termination, and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination or change in control was effective as of December 31, 2006, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon such event. The actual amounts to be paid out can only be determined at the time of such event.

The Fisher Merger triggered a change in control for purposes of the Executive Change in Control Retention Agreements. Accordingly, the tables below reflect that the named executive officers other than Mr. Dekkers would receive benefits under their Executive Change in Control Retention Agreements and not under their Executive Severance Agreements, except that references to a change in control in the headings to the tables refer to a new change in control subsequent to the Fisher Merger. Mr. Dekkers would receive such benefits under the relevant provisions of his Executive Retention Agreement and his Employment Agreement (see “Employment Agreement” on page 19).

Marijn E. Dekkers

The following table shows the potential payments upon termination or a change in control of the Company for Marijn Dekkers, the Company’s Chief Executive Officer and President.

	Voluntary					Involuntary
	Resignation			Involuntary		Without Cause
	Without			Without Cause or		or by Executive
	Good		Involuntary	by Executive for		for Good Reason		CIC Without
	Reason		For Cause	Good Reason		(with CIC)		Termination		Disability		Death
	12/31/06(1)		12/31/06(1)	12/31/06(1)		12/31/06(1)		12/31/06		12/31/06(1)		12/31/06(1)
INCREMENTAL BENEFITS DUE TO TERMINATION EVENT OR CHANGE IN CONTROL
Cash Severance
Base Salary	$0		$0	$3,150,000		$3,150,000		$0		$525,000		$0
Bonus	$0		$0	$4,018,500		$4,018,500		$0		$0		$0
Pro-rata Bonus	$1,339,500	(2)	$0	$1,339,500		$1,339,500		$0		$1,339,500		$1,339,500

Total Cash Severance	$1,339,500		$0	$8,508,000		$8,508,000		$0		$1,864,500		$1,339,500
Benefits & Perquisites
Health and Welfare Benefits	$0		$0	$144,655	(3)	$144,655	(3)	$0		$20,070	(4)	$0
Outplacement	$0		$0	$50,000		$50,000		$0		N/A		N/A

Total Benefits & Perquisites	$0		$0	$194,655		$194,655		$0		$20,070		$0
280G Tax Gross-Up	N/A		N/A	$7,870,772		$8,988,518		$5,382,807		N/A		N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0		$0	$17,767,612		$17,767,612		$17,767,612		$17,767,612		$17,767,612
Value of Accelerated Restricted Stock	$0		$0	$2,137,688		$2,137,688		$2,137,688		$2,137,688		$2,137,688
Value of Accelerated Performance Shares	$0		$0	$0		$2,137,688	(5)	$2,137,688	(5)	$0		$0
Total Value of Accelerated Equity Grants	$0		$0	$19,905,300		$22,042,988		$22,042,988		$19,905,300		$19,905,300

Total Value: Incremental Benefits	$1,339,500		$0	$36,478,727		$39,734,161		$27,425,795		$21,789,870		$21,244,800

(1)     In all termination scenarios, the named executive officer retains vested amounts in the Company’s deferred compensation plan. These amounts are described in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation table on page 24.

(2)     Represents bonus paid in 2006 for 2005 performance.

(3)     Includes for the three year period (a) a $33,000 matching contribution pursuant to the Company’s 401(k) Plan, (b) a $37,500 car allowance, (c) a $15,000 allowance for medical related expenses, and (d) premiums of $27,105 with respect to medical insurance.

(4)     Includes, for the two year period, premiums of $18,070 paid by the Company with respect to medical insurance.

(5)     Under the Company’s 2005 Stock Incentive Plan, as amended, upon a change in control, the Board of Directors has the discretion to accelerate the vesting of the performance-based restricted stock or convert the vesting of the performance-based restricted stock to time-based restricted stock. The value reflected assumes that the vesting of the performance-based restricted shares is accelerated.

Marc N. Casper

The following table shows the potential payments upon termination or a change in control of the Company for Marc Casper, the Company’s Executive Vice President.

					Involuntary
				Involuntary	Without
				Without	Cause or by
	Voluntary			Cause or by	Executive
	Resignation			Executive	for Good
	Without Good		Involuntary	for Good	Reason		CIC Without
	Reason		For Cause	Reason	(with CIC)		Termination		Disability	Death
	12/31/06(1)		12/31/06(1)	12/31/06(1)	12/31/06(1)		12/31/06		12/31/06(1)	12/31/06(1)
INCREMENTAL BENEFITS DUE TO TERMINATION EVENT OR CHANGE IN CONTROL
Cash Severance
Base Salary	$0		$0	$1,240,000	$1,240,000		$0		$0	$0
Bonus	$0		$0	$1,269,000	$1,269,000		$0		$0	$0
Pro-rata Bonus	$634,500	(2)	$0	$634,500	$634,500		$0		$634,500	$634,500

Total Cash Severance	$634,500		$0	$3,143,500	$3,143,500		$0		$634,500	$634,500
Benefits & Perquisites
Health and Welfare Benefits(3)	$0		$0	$38,724	$38,724		$0		$0	$0
Outplacement	$0		$0	$20,000	$20,000		$0		N/A	N/A

Total Benefits & Perquisites	$0		$0	$58,724	$38,724		$0		$0	$0
280G Tax Gross-Up	N/A		N/A	$2,726,556	$3,238,066		$0		N/A	N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0		$0	$483,648	$483,648		$0		$483,648	$483,648
Value of Accelerated Restricted Stock	$0		$0	$978,264	$978,264		$0		$978,264	$978,264
Value of Accelerated Performance Shares	$0		$0	$0	$978,264	(4)	$978,264	(4)	$0	$0
Total Value of Accelerated Equity Grants	$0		$0	$1,461,912	$2,440,176		$978,264		$1,461,912	$1,461,912

Total Value: Incremental Benefits	$634,500		$0	$7,390,692	$8,880,466		$978,264		$2,096,412	$2,096,412

(1)     In all termination scenarios, the named executive officer retains vested amounts in the Company’s deferred compensation plan. These amounts are described in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation table on page 24.

(2)     Represents bonus paid in 2006 for 2005 performance.

(3)     Includes for the two year period (a) a $10,000 allowance for medical related expenses, (b) premiums of $18,070 with respect to medical insurance, and (c) premiums of $8,130 with respect to life insurance.

(4)     Under the Company’s 2005 Stock Incentive Plan, as amended, upon a change in control, the Board of Directors has the discretion to accelerate the vesting of the performance-based restricted stock or convert the vesting of the performance-based restricted stock to time-based restricted stock. The value reflected assumes that the vesting of the performance-based restricted shares is accelerated.

Guy Broadbent

The following table shows the potential payments upon termination or a change in control of the Company for Guy Broadbent, the Company’s Senior Vice President.

					Involuntary
					Without
				Involuntary	Cause or by
	Voluntary			Without Cause	Executive
	Resignation			or by	for Good
	Without		Involuntary	Executive for	Reason		CIC Without
	Good Reason		For Cause	Good Reason	(with CIC)		Termination		Disability	Death
	12/31/06(1)		12/31/06(1)	12/31/06(1)	12/31/06(1)		12/31/06		12/31/06(1)	12/31/06(1)
INCREMENTAL BENEFITS DUE TO TERMINATION EVENT OR CHANGE IN CONTROL
Cash Severance
Base Salary	$0		$0	$960,000	$960,000		$0		$0	$0
Bonus	$0		$0	$840,000	$840,000		$0		$0	$0
Pro-rata Bonus	$420,000	(2)	$0	$420,000	$420,000		$0		$420,000	$420,000

Total Cash Severance	$420,000		$0	$2,220,000	$2,220,000		$0		$420,000	$420,000
Benefits & Perquisites
Health and Welfare Benefits(3)	$0		$0	$38,464	$38,464		$0		$0	$0
Outplacement	$0		$0	$20,000	$20,000		$0		N/A	N/A

Total Benefits & Perquisites	$0		$0	$58,464	$58,464		$0		$0	$0
280G Tax Gross-Up	N/A		N/A	$1,905,394	$2,213,247		$0		N/A	N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0		$0	$290,688	$290,688		$0		$290,688	$290,688
Value of Accelerated Restricted Stock	$0		$0	$588,770	$588,770		$0		$588,770	$588,770
Value of Accelerated Performance Shares	$0		$0	$0	$588,770	(4)	$588,770	(4)	$0	$0
Total Value of Accelerated Equity Grants	$0		$0	$879,458	$1,468,228		$588,770		$879,458	$879,458

Total Value: Incremental Benefits	$420,000		$0	$5,063,316	$5,959,939		$588,770		$1,299,458	$1,299,458

(1)     In all termination scenarios, the named executive officer retains vested amounts in the Company’s deferred compensation plan. These amounts are described in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation table on page 24.

(2)     Represents bonus paid in 2006 for 2005 performance.

(3)     Includes for the two year period (a) a $10,000 allowance for medical related expenses, and (b) premiums of $20,036 with respect to medical insurance, and (c) premiums of $5,904 with respect to life insurance.

(4)     Under the Company’s 2005 Stock Incentive Plan, as amended, upon a change in control, the Board of Directors has the discretion to accelerate the vesting of the performance-based restricted stock or convert the vesting of the performance-based restricted stock to time-based restricted stock. The value reflected assumes that the vesting of the performance-based restricted shares is accelerated.

Peter M. Wilver

The following table shows the potential payments upon termination or a change in control of the Company for Peter Wilver, the Company’s Senior Vice President and Chief Financial Officer.

					Involuntary
				Involuntary	Without
				Without	Cause or by
	Voluntary			Cause by	Executive
	Resignation			Executive or	for Good		CIC
	Without		Involuntary	for Good	Reason		Without
	Good Reason		For Cause	Reason	(with CIC)		Termination		Disability	Death
	12/31/06		12/31/06	12/31/06	12/31/06		12/31/06		12/31/06	12/31/06
INCREMENTAL BENEFITS DUE TO TERMINATION EVENT OR CHANGE IN CONTROL
Cash Severance
Base Salary	$0		$0	$1,070,000	$1,070,000		$0		$0	$0
Bonus	$0		$0	$615,592	$615,592		$0		$0	$0
Pro-rata Bonus	$307,796	(1)	$0	$307,796	$307,796		$0		$307,796	$307,796

Total Cash Severance	$307,796		$0	$1,993,388	$1,993,388		$0		$307,796	$307,796
Benefits & Perquisites
Health and Welfare Benefits(2)	$0		$0	$37,718	$37,718		$0		$0	$0
Outplacement	$0		$0	$20,000	$20,000		$0		N/A	N/A

Total Benefits & Perquisites	$0		$0	$57,718	$57,718		$0		$0	$0
280G Tax Gross-Up	N/A		N/A	$1,210,984	$2,035,823		$0		N/A	N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0		$0	$0	$288,768		$0		$288,768	$288,768
Value of Accelerated Restricted Stock	$0		$0	$0	$584,241		$0		$584,241	$584,241
Value of Accelerated Performance Shares	$0		$0	$0	$584,241	(3)	$584,241	(3)	$0	$0
Total Value of Accelerated Equity Grants	$0		$0	$0	$1,457,250		$584,241		$873,009	$873,009

Total Value: Incremental Benefits	$307,796		$0	$3,262,090	$5,544,179		$584,241		$1,180,805	$1,180,805

(1)     Represents bonus paid in 2006 for 2005 performance.

(2)     Includes for the two year period (a) a $10,000 allowance for medical related expenses, (b) premiums of $20,036 with respect to medical insurance, and (c) premiums of $5,158 with respect to life insurance.

(3)     Under the Company’s 2005 Stock Incentive Plan, as amended, upon a change in control, the Board of Directors has the discretion to accelerate the vesting of the performance-based restricted stock or convert the vesting of the performance-based restricted stock to time-based restricted stock. The value reflected assumes that the vesting of the performance-based restricted shares is accelerated.

Seth H. Hoogasian

The following table shows the potential payments upon termination or a change in control of the Company for Seth Hoogasian, the Company’s Senior Vice President, General Counsel and Secretary.

					Involuntary
				Involuntary	Without
				Without	Cause or by
	Voluntary			Cause or by	Executive
	Resignation			Executive	for Good		CIC
	Without Good		Involuntary	for Good	Reason		Without
	Reason		For Cause	Reason	(with CIC)		Termination		Disability	Death
	12/31/06(1)		12/31/06(1)	12/31/06(1)	12/31/06(1)		12/31/06		12/31/06(1)	12/31/06(1)
INCREMENTAL BENEFITS DUE TO TERMINATION EVENT OR CHANGE IN CONTROL
Cash Severance
Base Salary	$0		$0	$870,000	$870,000		$0		$0	$0
Bonus	$0		$0	$614,196	$614,196		$0		$0	$0
Pro-rata Bonus	$307,098	(2)	$0	$307,098	$307,098		$0		$307,098	$307,098

Total Cash Severance	$307,098		$0	$1,791,294	$1,791,294		$0		$307,098	$307,098
Benefits & Perquisites
Health and Welfare Benefits(3)	$0		$0	$35,750	$35,750		$0		$0	$0
Outplacement	$0		$0	$20,000	$20,000		$0		N/A	N/A

Total Benefits & Perquisites	$0		$0	$55,750	$55,750		$0		$0	$0
280G Tax Gross-Up	N/A		N/A	$0	$0		$0		N/A	N/A
Long-Term Incentives
Gain of Accelerated Stock Options	$0		$0	$0	$224,256		$0		$224,256	$224,256
Value of Accelerated Restricted Stock	$0		$0	$0	$457,429		$0		$457,429	$457,429
Value of Accelerated Performance Shares	$0		$0	$0	$457,429	(4)	$457,429	(4)	$0	$0
Total Value of Accelerated Equity Grants	$0		$0	$0	$1,159,114		$457,429		$681,685	$681,685

Total Value: Incremental Benefits	$307,098		$0	$1,847,044	$2,986,158		$457,429		$988,783	$988,783

(1)     In all termination scenarios, the named executive officer retains vested amounts in the Company’s deferred compensation plan. These amounts are described in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation table on page 24.

(2)     Represents bonus paid in 2006 for 2005 performance.

(3)     Includes for the two year period (a) a $10,000 allowance for medical related expenses, (b) premiums of $18,070 with respect to medical insurance, and (c) premiums of $5,156 with respect to life insurance.

(4)     Under the Company’s 2005 Stock Incentive Plan, as amended, upon a change in control, the Board of Directors has the discretion to accelerate the vesting of the performance-based restricted stock or convert the vesting of the performance-based restricted stock to time-based restricted stock. The value reflected assumes that the vesting of the performance-based restricted shares is accelerated.

DIRECTOR COMPENSATION

The Compensation Committee periodically reviews director compensation and makes recommendations to the Board of Directors for changes when deemed appropriate. The Board of Directors then acts on any such recommendation by the Compensation Committee.

In February 2006, the Committee directly engaged Mercer Human Resource Consulting, an outside compensation consulting firm, to assist the Committee in its review and evaluation of the compensation for directors. The Committee recommended changes that were approved by the Board of Directors. These changes, effective April 1, 2006, are described below.

Cash Compensation

Through April 1, 2006, each non-management director (except Mr. Manzi) received an annual retainer of $35,000; a fee of $1,500 per Board meeting attended in person; $1,500 per committee meeting attended in person that occurred on a day other than a day on which there was a Board meeting ($1,000 per committee meeting attended in person that occurred on the same day as a Board meeting); and a fee of $750 per Board and committee meeting attended by means of conference telephone. Effective April 1, 2006, the annual retainer fee was increased to $70,000, and Board members no longer received an additional fee for attending Board or committee meetings, except that if a Board committee meets more than six times during a calendar year, then the members thereof receive an additional per committee meeting fee, for meetings attended in excess of six ($1,500 per committee meeting attended in person occurring on a day other than a day on which the Board meets; $1,000 per committee meeting attended in person occurring on the same day as a Board meeting; $750 per Board and committee meeting attended by means of conference telephone). Through April 1, 2006, non-management directors resident on the west coast received an additional $1,000 per meeting attended in person for travel time incurred in attending such meeting.

The chairmen of each of the Audit, Compensation, and Nominating and Corporate Governance Committees as well as the chairman of the Strategy Review Committee of the Board (the “Strategy Committee”), which committee consists of Dr. Porter (Chairman) and Messrs. Dekkers, Manzi and Meister, receive additional compensation for their services in those positions. The chairman of the Audit Committee receives an additional annual retainer of $20,000, and the chairmen of each of the Nominating and Corporate Governance and Strategy Committees receive an additional annual retainer of $5,000. Through November 9, 2006, the chairperson of the Compensation Committee also received an additional annual retainer of $5,000. Effective November 9, 2006, the chairman of the Compensation Committee receives an additional annual retainer of $10,000. In addition, the Presiding Director receives an additional annual retainer of $3,000.

Through April 1, 2006, each of the other members of the Audit, Compensation and Nominating and Corporate Governance Committees received additional compensation for their services on those committees. Each of the other members of the Audit Committee received an additional annual retainer of $5,000, and each of the other members of the Compensation Committee and Nominating and Corporate Governance Committee received an additional annual retainer of $3,000. Effective April 1, 2006, the other members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee no longer receive an additional annual retainer.

Mr. Manzi served as Chairman of the Board until November 9, 2006. As Chairman of the Board, Mr. Manzi received an annual retainer of $250,000 (in lieu of the annual retainer and fees described above). Mr. Meister served as Chairman of the Board from November 9, 2006 through April 10, 2007. As Chairman of the Board, Mr. Meister received an annual retainer of $250,000 (in lieu of the annual retainer and fees described above). Mr. Dekkers, as an employee of the Company, receives no additional compensation from the Company for service as a director. Payment of the annual retainers and fees are made quarterly. Directors are reimbursed for out-of-pocket expenses incurred in attending Board and committee meetings.

Deferred Compensation Plans for Directors

The Company maintains a deferred compensation plan for its non-management directors (the “Directors Deferred Compensation Plan”). Under the plan, a participant may elect to defer receipt of his or her annual retainers and meeting fees. Amounts deferred under the Directors Deferred Compensation Plan are valued at the end of each quarter as units of Common Stock and, when payable under the plan, may only be paid in shares of Common Stock. The participant does not have any actual ownership of the Common Stock until the deferred amounts are finally paid to the participant pursuant to the Directors Deferred Compensation Plan, although additional credits are made to a participant’s account for cash and stock dividends that he or she would have received had the participant been the owner of such Common Stock on the record dates for payment of such dividends. As of December 31, 2006, a total of 286,262 shares of Common Stock were available for issuance under the Directors Deferred Compensation Plan, of which deferred units equal to 1,029 shares of Common Stock were accumulated. The American Jobs Creation Act of 2004 applies to non-qualified deferred compensation plans, including the Directors Deferred Compensation Plan, for amounts deferred after December 31, 2004. The Company has “frozen” the terms of the Directors Deferred Compensation Plan in existence as of December 31, 2004, for account balances resulting from amounts deferred through such date. The Company is currently operating the Directors Deferred Compensation Plan for amounts deferred after December 31, 2004, in good faith compliance with the new law and intends to amend the plan with respect to such deferred amounts to the extent necessary to comply with such law when all relevant United States Department of Treasury guidance has been issued, but in any event no later than December 31, 2007, as is required.

Under the Directors Deferred Compensation Plan, the Fisher Merger resulted in a “change in control”, which required a payout of all deferred compensation accounts as of November 9, 2006 (the merger closing date). See the table below for these payouts to directors.

Prior to the Fisher Merger, Fisher maintained a Deferred Compensation Plan for non-employee directors of Fisher, pursuant to which they could elect to have all or any portion of compensation credited to a deferred compensation account. Amounts credited to the director’s account accrue interest based upon the average quoted rate for 10-year U.S. Treasury Notes. Deferred amounts are paid in a lump sum or in installments commencing on the first business day of the calendar year following the year in which the director ceases to serve on the board of directors or of a later calendar year specified by the director. Prior to the Fisher Merger, during their service on the Fisher board of directors, both Mr. Koepfgen and Mr. Sperling had deferred amounts under this plan. On February 9, 2007, Messrs. Sperling and Koepfgen received payments of $59,577 and $46,668, respectively. As of February 15, 2007, Mr. Sperling’s balance was $119,261, which he will receive in two installments in 2008 and 2009, and Mr. Koepfgen had no balance in his account.

Fisher Retirement Plan for Non-Employee Directors

Fisher has maintained a Retirement Plan for non-employee directors, pursuant to which a director who retires from the board of directors with at least five years of service is eligible to receive an annual retirement benefit for the remainder of the director’s lifetime and his or her spouse’s lifetime. The annual retirement benefit for a director who retires with five years of service is equal to 50% of the director’s fee in effect at the date of the director’s retirement. For directors with more than five years of service, the annual benefit is increased by 10% of the director’s fee in effect at the date of the director’s retirement for each additional year of service, up to 100% of such fee for 10 or more years of service as a director. In the event of a change in control, any non-employee director who has less than five years of eligible service shall be deemed to have served for five years. The Fisher Merger resulted in a change in control under the Retirement Plan that increased the annual benefit of Mr. Koepfgen to 50% of his director’s fee. Mr. Sperling’s annual benefit is equal to 80% of his director’s fee. Effective January 1, 2007, each of Messrs Koepfgen and Sperling receive a quarterly payment under this plan of $7,500 and $12,000, respectively.

Stock-Based Compensation

In connection with his appointment as Chairman of the Board, on December 12, 2003, Mr. Manzi was granted options to purchase 240,000 shares of Common Stock and 15,000 shares of restricted Common Stock. On February 25, 2005, Mr. Manzi was awarded 2,500 shares of Common Stock, and on February 27, 2006, he was awarded 2,500 shares of Common Stock.

In addition, through April 1, 2006, at the close of business on the date of each Annual Meeting of Stockholders of the Company, each non-management director (other than Mr. Manzi) received an automatic grant of options to purchase 7,500 shares of Common Stock. Effective April 1, 2006, the annual grant was increased to options to purchase 10,500 shares of Common Stock. The options vest in three equal annual installments, assuming continued service as a director, and expire on the seventh anniversary of the grant date. The exercise price for these options is the closing price of the Common Stock as reported on the NYSE on the grant date.

In connection with the closing of the Fisher Merger, each non-management director received options for 15,600 shares of Common Stock, vesting 1/3 each on the first three anniversaries of the grant date, expiring seven years from the grant date. In connection with this one-time grant, the Board approved an amendment to the Company’s Directors Stock Option Plan providing that directors will not receive the normal annual grant in May 2007.

Summary Director Compensation Table

The following table sets forth a summary of the compensation of the Company’s non-employee directors for 2006:

				Change in
				Pension Value
	Fees			and
	Earned or			Nonqualified
	Paid in			Deferred	All Other
	Cash	Stock	Option	Compensation	Compensation
Name	($)(1)(2)	Awards($)	Awards(3)	Earnings	($)	Total ($)
Bruce L. Koepfgen	$8,641		$9,443	0(4)	—	$18,084
John L. LaMattina	$68,250		$200,266	—	—	$268,516
Peter J. Manning	$107,500		$214,072	—	—	$321,572
Jim P. Manzi	$250,000	$209,925(5)	$514,806	$108,372(6)	—	$1,083,103
Robert A. McCabe	$76,500		$200,266	$528,627(6)	—	$805,393
Paul M. Meister	$36,005		$9,443	—	$366,530(7)	$411,978
Robert W. O’Leary	$52,500		$19,268	$160,811(6)	—	$232,579
Michael E. Porter	$72,500		$209,709	—	—	$282,209
Scott M. Sperling	$10,082		$9,443	$739(8)(9)	—	$20,264
Elaine S. Ullian	$97,000		$209,709	$178,907(10)	—	$485,616

(1)     Messrs. LaMattina and McCabe served as directors through November 9, 2006. Mr. O’Leary served as a director of the Company until his death on August 14, 2006. Amounts shown represent compensation earned by each such director through the end of their respective service periods.

(2)     Amounts shown represent compensation earned by Messrs. Koepfgen, Meister and Sperling after each such director joined the Company’s Board of Directors on November 9, 2006. For Mr. Meister, the amount shown represents the annual retainer fee to the Chairman of the Board of $250,000, pro rated for November 9, 2006 through December 31, 2006. For Messrs. Koepfgen and Sperling, the amounts shown represents their respective director fees paid by Fisher prior to the Fisher Merger for the fourth quarter of 2006, pro-rated to reflect the period November 9, 2006 through December 31, 2006.

(3)     This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for stock options granted to the directors in 2006 as well as prior fiscal years, if any, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to these awards, refer to note 5 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. The amounts shown in this column reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the directors. As a result of the Fisher Merger, on November 9, 2006, the vesting of substantially all of the outstanding stock option awards held by directors of the Company prior to the closing of the merger accelerated.

The following table shows, for each of our non-employee directors, information concerning stock option awards granted during their respective service periods in fiscal 2006 and the corresponding grant date fair value of those awards, as well as the aggregate number of stock option awards outstanding as of December 31, 2006:

		Grant Date Fair Value of	Aggregate Stock Option
	Number of Stock Options	Stock Options Granted	Awards Outstanding as
Name	Granted in 2006	in 2006	of 12/31/06
Bruce L. Koepfgen	15,600	$199,212	55,600
John L. LaMattina	10,500	$119,910	58,000
Peter J. Manning	10,500 15,600	$119,910 $199,212	56,100
Jim P. Manzi	15,600	$199,212	274,100
Robert A. McCabe	10,500	$119,910	44,000
Paul M. Meister	15,600	$199,212	2,277,912
Robert W. O’Leary	10,500	$119,910	48,969 *
Michael E. Porter	10,500 15,600	$119,910 $199,212	77,044
Scott M. Sperling	15,600	$199,212	75,600
Elaine S. Ullian	10,500 15,600	$119,910 $199,212	77,044

* Mr. O’Leary served on the Company’s Board of Directors until his death on August 14, 2006. All stock options held by Mr. O’Leary and reflected herein were transferred to his estate upon his death.

(4)     The actuarial present value of Mr. Koepfgen’s accumulated pension benefit under the Fisher Scientific International Inc. Retirement Plan for Non-Employee Directors for the period from November 9, 2006 (the closing date of the merger with Fisher) to December 31, 2006 decreased by $15,529. The negative change in pension value is principally a result of an increase in the discount rate used to measure the accumulated pension benefit from 5.50% at November 9, 2006 to 5.75% at December 31, 2006.

(5)     Represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for stock awards granted to Mr. Manzi in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to these awards, refer to note 5 of the Thermo Fisher financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. The amounts shown in this column reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the directors. As a result of the Fisher Merger, all of the then-outstanding restricted stock awards held by

Mr. Manzi prior to the closing of the merger accelerated. Mr. Manzi was granted 2,500 shares of Common Stock in 2006, with a grant date fair value of $87,925.

(6)     Represents earnings on deferred compensation under the Directors Deferred Compensation Plan from January 1, 2006 through November 9, 2006. The Fisher Merger triggered a “change in control” payout of all directors deferred compensation accounts as of November 9, 2006.

(7)     In connection with the Fisher Merger, the Company assumed the obligations of Fisher under an employment agreement with Mr. Meister that Mr. Meister had entered into with Fisher prior to the merger. The closing of the merger resulted in the termination of Mr. Meister’s employment by Fisher without “cause,” as such term is defined in the employment agreement. As a result, following the closing of the merger, Mr. Meister received cash payments that represented pre-closing commitments and/or arrangements of Fisher.

Because Mr. Meister was deemed to be terminated without cause, the Company also is obligated to continue to make available to Mr. Meister for a period of three years following the closing of the merger fringe benefits and other benefits at least equal to those which would have been provided to Mr. Meister had Mr. Meister’s employment with Fisher not been terminated. These fringe and other benefits include use of office space, secretarial and administrative support, use of corporate aircraft, transportation, personal security services and professional services. The Compensation Committee of Fisher in 2005 also approved tax gross-up payments to indemnify Mr. Meister for income taxes paid to a state other than his state of residence with respect to his compensation from Fisher. For the period November 9, 2006 through December 31, 2006, the incremental cost to the Company of the fringe and other benefits provided by the Company to Mr. Meister was $366,530, which is included in the table above. Of this amount, (i) $240,000 represents a tax gross-up described above with respect to income recognized from stock option exercises during the period November 9, 2006 through December 31, 2006, and (ii) $102,063 represents the incremental cost of personal use of corporate aircraft (calculated by dividing the total marginal cost of operating the aircraft (including fuel, landing fees and other variable costs) during 2006 by the total number of hours that the aircraft was flown that year, multiplied by the number of hours that the aircraft was used by Mr. Meister for personal use during the period November 9, 2006 through December 31, 2006).

(8)     The actuarial present value of Mr. Sperling’s accumulated pension benefit under the Fisher Retirement Plan for Non-Employee Directors for the period from November 9, 2006 (the closing date of the merger with Fisher) to December 31, 2006 decreased by $13,208. The negative change in pension value is principally a result of an increase in the discount rate used to measure the accumulated pension benefit from 5.50% at November 9, 2006 to 5.75% at December 31, 2006.

(9)     Represents earnings of $739 on deferred compensation under the Directors Deferred Compensation Plan from November 9, 2006 through December 31, 2006.

(10)     Represents earnings on deferred compensation under the Directors Deferred Compensation Plan from January 1, 2006 through November 9, 2006. The Fisher Merger triggered a “change in control” payout of all directors deferred compensation accounts as of November 9, 2006. Also represents earnings on deferred compensation under the Directors Deferred Compensation Plan from November 9, 2006 through December 31, 2006, as Ms. Ullian continued to defer her director compensation earned after the Fisher Merger.

Stock Ownership Policy for Directors

The Compensation Committee has established a stock holding policy for directors of the Company. The stock holding policy requires each director to hold shares of Common Stock equal in value to at least three times the annual cash retainer for directors. Current directors have a period of five years from February 25, 2005, to achieve this ownership level. New directors would have a period of five years from the date of initial election to achieve this ownership level. For the purpose of this policy, a director’s election to receive shares of Common Stock in lieu of director retainers and fees will be counted towards this target. Executive officers of the Company are required to comply with a separate stock holding policy established by the Compensation Committee, which is described under the sub-heading “Stock Ownership Policy” under the heading “Compensation Discussion and Analysis.”

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 15, 2007, the beneficial ownership of Common Stock by (a) each director and nominee for director, (b) each of the Company’s executive officers named in the summary compensation table set forth under the heading “EXECUTIVE COMPENSATION” (the “named executive officers”), and (c) all directors and current executive officers as a group. As of February 15, 2007, there were no persons known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock.

	Amount and Nature of Beneficial	Percent of
Name and Address of Beneficial Owner(1)	Ownership	Shares Beneficially Owned

Guy Broadbent	580,468(2)	*
Marc N. Casper	555,678(3)	*
Marijn E. Dekkers	1,679,278(4)	*
Seth H. Hoogasian	398,332(5)	*
Bruce L. Koepfgen	44,000(6)	*
Peter J. Manning	45,100(7)	*
Jim P. Manzi	293,725(8)	*
Paul M. Meister	2,234,800(9)	*
Michael E. Porter	65,944(10)	*
Scott M. Sperling	98,071(11)	*
Elaine S. Ullian	62,588(12)	*
Peter M. Wilver	630,485(13)	*
All directors and current executive officers as a group (17 persons)	7,489,900(14)	1.75

* Less than one percent.

(1)     The address of each of the Company’s executive officers and directors is c/o Thermo Fisher Scientific Inc., 81 Wyman Street, Waltham, MA 02451. Except as reflected in the footnotes to this table, shares of Common Stock beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power. Generally, stock options granted to the Company’s officers and directors may be transferred by them to an immediate family member, a family trust or family partnership.

(2)     Includes 542,813 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, and 26,000 shares of restricted Common Stock which may be voted by Mr. Broadbent, but may not be sold or transferred until future vesting dates.

(3)     Includes 455,000 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, and 30,000 deferred stock units. Although vested, the units do not become shares of Common Stock, nor do they become transferable, until Mr. Casper ceases to be an employee of the Company. These units may not be voted or transferred until they become shares of Common Stock. Also includes 43,200 shares of restricted Common Stock which may be voted by Mr. Casper, but may not be sold or transferred until future vesting dates.

(4)     Includes 1,407,386 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, and 100,000 deferred stock units. Although vested, the units do not become shares of Common Stock, nor do they become transferable, until Mr. Dekkers ceases to be an employee of the Company. These units may not be voted or transferred until they become shares of Common Stock. Also includes 99,400 shares of restricted Common Stock which may be voted by Mr. Dekkers, but may not be sold or transferred until future vesting dates.

(5)     Includes 349,541 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, 183 of which were granted prior to July 2000 and are currently exercisable but subject to certain transfer restrictions, including the right of the Company to repurchase, at the exercise price, the shares issued upon exercise of the options, upon certain events, primarily cessation of service with the Company. These restrictions lapse over time, assuming continued service. Also includes 409 shares held in the Company’s 401(k) Plan, and 20,200 shares of restricted Common Stock which may be voted by Mr. Hoogasian, but may not be sold or transferred until future vesting dates.

(6)     Includes 40,000 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007.

(7)     Includes 40,500 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007.

(8)     Includes 258,500 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007.

(9)     Includes 1,884,800 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007.

(10)     Includes 61,444 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007.

(11)     Includes 60,000 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, and 385 stock-based units accrued under the Directors Deferred Compensation Plan that are payable in Common Stock at the time of distribution (See “DIRECTOR COMPENSATION — Deferred Compensation Plans for Directors”). These units may be not voted or transferred until they become shares of Common Stock.

(12)     Includes 61,444 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, and 644 stock-based units accrued under the Directors Deferred Compensation Plan that are payable in Common Stock at the time of distribution (See “DIRECTOR COMPENSATION — Deferred Compensation Plans for Directors”). These units may not be voted or transferred until they become shares of Common Stock.

(13)     Includes 591,406 shares of common stock underlying stock options that are exercisable within 60 days of February 15, 2007, and 25,800 shares of restricted Common Stock which may be voted by Mr. Wilver, but may not be sold or transferred until future vesting dates.

(14)     Includes, in addition to the items described above for the named executive officers and directors, 858 shares held in the Company’s 401(k) Plan by executive officers other than the named executive officers (of which 321 shares are held by the spouse of an executive officer who was formerly employed by the Company), 674,435 shares of common stock underlying stock options held by executive officers other than the named executive officers that are exercisable within 60 days of February 15, 2007, 57,300 of restricted Common Stock beneficially owned by the executive officers other than the named executive officers, which may be voted, but may not be sold or transferred until future vesting dates, and 368 shares held by the spouse of an executive officer other than a named executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and beneficial owners of more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Company’s securities. Based upon a review of such filings, all Section 16(a) filing requirements applicable to such persons were complied with during 2006, except that in November 2006, the Company inadvertently filed a late Form 4 with respect to the withholding for taxes of shares of Common Stock in connection with the vesting of restricted stock awards for Messrs. Dekkers and Broadbent and the distribution to Mr. Meister of shares from trusts, after the closing of the Fisher Merger on November 9, 2006.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our General Counsel. The policy calls for the proposed related person transaction to be directed to, for review by, one of the Audit, Nomination and Corporate Governance or Compensation Committees, as designated by the General Counsel. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•     the related person’s interest in the related person transaction;

•     the approximate dollar value of the amount involved in the related person transaction;

•     the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•     whether the transaction was undertaken in the ordinary course of our business;

•     whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•     the purpose of, and the potential benefits to us of, the transaction; and

•     any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the Company’s best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

The policy exempts from the definition of related person transactions those transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, as well as the following: interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of the Company’s annual consolidated gross revenues.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

Transactions with Related Persons

In connection with the Fisher Merger, the Company assumed a lease agreement between Latona Associates Inc., an investment and management advisory firm (“Latona”), and Fisher (the “Lease”). Under the terms of the Lease, Fisher leases to Latona an aggregate 15,000 square feet of office space in Hampton, New Hampshire for $200,000 per year. In addition, Fisher provides to Latona and its employees building maintenance services, utilities and other services incidental and relative to the leased space for an additional $50,000 per year. The Lease expires on March 15, 2009. Mr. Meister, a director of the Company, is the vice president and treasurer and a director of Latona. The Lease was not subject to the Company’s related person transaction policy described above because it was entered into by Latona and Fisher prior to the Fisher Merger.

As a result of the termination of Mr. Meister’s employment, upon the consummation of the Fisher Merger, Mr. Meister was owed $22,178,825 and $6,281,476 as of January 1, 2007 from the Company for retirement benefits and severance pay, respectively, that were obligations of Fisher pursuant to his employment agreement with that company. These amounts will be paid in two installments during the remainder of 2007. In addition, for the period November 9, 2006 through December 31, 2006, he received the benefits described in footnote 7 to the Summary Director Compensation Table on page 35. These arrangements were not subject to the Company’s related person transaction policy described above because they were entered into by Mr. Meister and Fisher prior to the Fisher Merger.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006, with respect to the Common Stock that may be issued under the Company’s existing equity compensation plans.

			(c)
	(a)	(b)	Number of securities remaining
	Number of securities to	Weighted average	available for future issuance
	be issued upon exercise	exercise price of	under equity compensation
	of outstanding options,	outstanding options,	plans (excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))(1)
Equity Compensation Plans Approved By Security Holders(2)(3)(4)	30,176,416	$28.60	9,836,848
Equity Compensation Plans Not Approved By Security Holders(5)(6)	1,430,013	$22.22	64,707
Total	31,586,400	$28.30	9,387,595

(1)     These securities may be issued as restricted stock as well as shares upon the exercise of options, restricted stock units or other rights.

(2)     Column (a) includes (i) an aggregate of 130,000 restricted Common Stock units granted to Messrs. Dekkers and Casper that are vested but do not become shares of Common Stock until they cease to be employees of the Company and (ii) an aggregate of 1,029 Common Stock-based units accrued under the Directors Deferred Compensation Plan for deferred directors fees and retainers accrued through December 31, 2006. Column (c) includes an additional 286,262 shares that are available under the Directors Deferred Compensation Plan. See “DIRECTOR COMPENSATION — Deferred Compensation Plans for Directors” for additional information regarding this plan. The weighted average exercise price set forth in column (b) does not take into account the restricted Common Stock units and Common Stock-based units included in column (a).

(3)     Column (a) does not include shares issuable under the Thermo Fisher Scientific Inc. Employees’ Stock Purchase Plan (the “ESPP”), which has a remaining shareholder approved reserve of 227,698 shares. Under the ESPP, each eligible employee may purchase a limited number of shares of the Common Stock on the last trading day of each year at a purchase price equal to 95% of the fair market value of the Common Stock on that date. The remaining shareholder approved reserve is included in column (c).

(4)     Columns (a) and (b) include options to purchase 6,946,889 shares of Fisher common stock assumed in connection with the Fisher Merger, multiplied by the merger exchange ratio of two shares of Company Common Stock for each share of Fisher common stock, for a total of 13,893,778 shares of Common Stock at a weighted average exercise price of $23.52.

(5)     Equity compensation plans not approved by the Company’s stockholders are: (i) the Thermo Fisher Scientific Inc. Employees Equity Incentive Plan, as amended and restated on November 9, 2006, under which 64,707 shares are available for future issuance and (ii) the 2000 Employees Equity Incentive Plan under which no shares are available for future issuance. The material terms of these plans are described below.

(6)     The information relating to equity compensation plans not approved by the Company’s stockholders does not include options to purchase shares of the Company’s formerly majority-owned subsidiaries which became options to purchase shares of the Company when the outside interests in those subsidiaries were repurchased by the Company during 1999 through 2002. All of the plans pursuant to which these options were granted have been frozen and no additional grants will be made. Options to purchase an aggregate of 312,242 shares at a weighted average exercise price of $17.98 per share are outstanding under these plans.

Thermo Fisher Scientific Inc. Employees Equity Incentive Plan

The Thermo Fisher Scientific Inc. Employees Equity Incentive Plan, as amended and restated on November 9, 2006 (the “Employees Equity Plan”), was adopted to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees of and consultants to the Company. The Employees Equity Incentive Plan is administered by the Company’s Board (or a committee thereof), which has the full authority, among other things, to (i) select the persons to whom awards will be granted, (ii) determine the terms and conditions of the awards, and (iii) amend or terminate the plan. Under the Employees Equity Plan, 3,488,867 shares were originally reserved for issuance; as of December 31, 2006, 64,707 shares are available for future issuance under the plan. Participants may receive non-statutory stock options, restricted stock awards, deferred stock awards (also known as restricted stock units) and performance awards (which may consist of stock and/or cash). The exercise price of stock options granted may not be less than the fair market value of the Company’s shares on the date of the grant.

Thermo Electron Corporation 2000 Employees Equity Incentive Plan

The Thermo Electron Corporation Employees Equity Incentive Plan (the “2000 Employees Equity Plan”) was adopted to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees of and consultants to the Company. The 2000 Employees Equity Incentive Plan is administered by the Company’s Board (or a committee thereof), which has the full authority, among other things, to (i) select the persons to whom awards will be granted, (ii) determine the terms and conditions of the awards, and (iii) amend or terminate the plan. Under the 2000 Employees Equity Incentive Plan, 1,116,437 shares were originally reserved for issuance; as of December 31, 2006, no shares are available for future issuance under the plan. Under the 2000 Employees Equity Incentive Plan, participants may receive non-statutory stock options, restricted stock awards, deferred stock awards (also known as restricted stock units) and performance awards (which may consist of stock and/or cash). The exercise price of stock options granted under the plan may not be less than 85% of the fair market value of the Company’s shares on the date of the grant.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for assisting the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors. The full text of the Audit Committee’s charter is available on the Company’s website at www.thermofisher.com.

As specified in the charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities of the Audit Committee set forth in its charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006, with management and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting and PwC’s evaluation of the Company’s internal control over financial reporting.

The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received from PwC the letter and written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PwC the auditor’s independence. The Audit Committee has considered whether the provision of tax and other non-audit services by PwC is compatible with maintaining the auditors’ independence.

Based upon the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC.

THE AUDIT COMMITTEE

Peter J. Manning (Chairman)
Bruce L. Koepfgen
Elaine S. Ullian

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Auditor Fees

The following table presents the aggregate fees billed for professional services rendered by PwC for the fiscal years ended December 31, 2006, and December 31, 2005:

	Fiscal 2006		Fiscal 2005

Audit Fees	11,749,000	(1)	$7,712,000
Audit-Related Fees	705,000		115,000
Tax Fees	1,368,000		3,000
All Other Fees	—		—
Total Fees	13,822,000		$7,830,000

(1)     Reflects aggregate audit fees billed/estimated to be billed for professional services rendered by PwC for 2006.

Audit Fees

Consists of fees billed/estimated to be billed for professional services rendered by PwC for the audit of the Company’s annual consolidated financial statements (including PwC’s assessment of the Company’s internal control over financial reporting) and review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Consists of fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees” above. These services include employee benefit plan audits, accounting consultations relating to acquisitions and divestitures, financial accounting and reporting matters, and SEC registration statement related matters.

Tax Fees

Consists of fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning. These services include professional services related to the Company’s international legal entity restructuring and international and domestic tax planning.

All Other Fees

Consists of fees billed for all other services provided by PwC other than those reported above, of which there were none in fiscal years 2006 and 2005.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee’s charter provides that the Audit Committee must pre-approve all audit services and non-audit services to be provided to the Company by its independent auditor as well as all audit services to be provided to the Company by other accounting firms. However, the charter permits de minimis non-audit services to be provided to the Company by its independent auditors to instead be approved in accordance with the listing standards of the NYSE and SEC rules and regulations. In addition, the charter provides that the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of permitted non-audit services that would otherwise be required to be pre-approved by the Audit Committee. Any pre-approvals granted under such delegation of authority are to be presented to the Audit Committee at the next regularly scheduled meeting. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve up to an additional $100,000 of permitted non-audit services to be provided to the Company by its independent auditors per calendar year. During fiscal years 2006 and 2005, all audit services and all non-audit services provided to the Company by PwC were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures described above and no services were provided pursuant to the de minimis exception.

-PROPOSAL 2-

PROPOSAL TO APPROVE THE 2007 EMPLOYEES’ STOCK PURCHASE PLAN

The board of directors adopted the 2007 employees’ stock purchase plan (the “2007 ESPP” or the “Plan”) in February 2007. The 2007 ESPP authorizes the issuance of up to 2,000,000 shares of Common Stock (subject to adjustment as described below) and the material features of the Plan are described below. The 2007 ESPP would replace the Company’s current employees’ stock purchase plan. Substantially all available shares under the Company’s current employees’ stock purchase plan are expected to be depleted upon the completion of the 2007 plan year. The 2007 ESPP is attached as Appendix A to this proxy statement. Because participation in the 2007 ESPP will be voluntary, we cannot determine the number of shares of common stock to be purchased in the future by any executive officer or by non-executive employees as a group.

The purpose of the 2007 ESPP is to provide eligible employees of the Company and its subsidiaries with a continuing opportunity to purchase shares of Common Stock. The Company has provided an employees’ stock purchase plan to its employees since 1982. By allowing eligible employees to participate in ownership in the Company, the Plan provides an important incentive in attracting and retaining personnel, in motivating individuals to contribute significantly to the Company’s future growth and success, and in aligning the long-term interest of these individuals with those of the Company’s stockholders.

The closing price of the Company’s Common Stock on the New York Stock Exchange on April 9, 2007 was $48.45 per share.

Summary of the 2007 ESPP

The following summary of the terms of the 2007 ESPP is qualified in its entirety by reference to the Plan.

Participation; Administration.  Each employee who is employed by the Company or a subsidiary more than 20 hours per week and at least 5 months per calendar year is eligible to participate in the 2007 ESPP. The Plan will be administered by the Compensation Committee, which annually will determine whether to grant options and, if options are to be granted, the grant dates and exercise dates for the options. At the present time, only employees based in the United States are eligible to participate in the 2007 ESPP. The number of employees potentially eligible to participate in the 2007 ESPP is approximately 19,000 persons.

Contributions.  A participating employee may purchase stock only through payroll deductions, which may not exceed 10% of the employee’s gross compensation during the year, subject to the IRS limit on the number of shares that can be purchased in any calendar year. This limit is $25,000 in total value of stock based on the fair market value at option grant. Employees are allowed to decrease, but not increase, the percentage of gross compensation contributed during the plan year. An employee may suspend his or her contributions, but then is not permitted to contribute again for the remainder of the plan year.

Terms of Options.  The per-share purchase price of option shares is 95% of the per-share market value of the Common Stock as of the exercise date. The exercise date is determined by the Compensation Committee. On the exercise date, participants may elect to use their accumulated payroll deductions to purchase shares at the exercise price. The options are nontransferable, other than by will or under the laws of descent and distribution. If an employee dies, his or her accumulated contributions will be returned and processed in the employee’s final paycheck. A participant may elect to discontinue participation at any time prior to the exercise date and to have his or her accumulated payroll deduction refunded.

Shares Subject to the 2007 ESPP.  The number of shares reserved for issuance under the 2007 ESPP is 2,000,000 shares of the Company’s Common Stock, subject to adjustment for stock splits and similar events. Shares issued under the 2007 ESPP may be authorized but unissued shares or shares reacquired by the Company and held in its treasury.

Amendment and Termination.  The Board of Directors may at any time amend or terminate the 2007 ESPP, provided that no amendment, unless approved by the stockholders of the Company as required under Treasury Regulations Section 1.423-2(c), shall effect any change for which stockholder approval would be required under that regulation, nor shall any termination or amendment adversely affect the rights of a participant with respect to any option held by the participant as of the date of such termination or amendment, without his or her consent.

Federal Income Tax Aspects

The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the 2007 ESPP and with respect to the sale of Common Stock acquired under the 2007 ESPP.

If the stockholders approve the 2007 ESPP, it will qualify as an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Internal Revenue Code. The following tax consequences are those that will apply if stockholder approval is obtained. The 2007 ESPP is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Federal income tax is not imposed upon an employee in the year an option is granted or the year the shares are purchased pursuant to the exercise of the option granted under the 2007 ESPP. Federal income tax generally is imposed upon an employee when he or she sells or otherwise disposes of the shares acquired pursuant to the 2007 ESPP. When an employee sells the shares, if such sale occurs more than two years from the option grant date, and more than one year from the exercise date, then he or she will recognize as ordinary income, the lesser of (i) 5% of the value of the shares on the option grant date and (ii) the employee’s profit. Any additional gain recognized upon such a disposition will be treated as long-term capital gain or loss. If the employee sells the stock at a loss (if sale proceeds are less than the purchase price), the loss will be a long-term capital loss. The Company will not be allowed a deduction under these circumstances for Federal income tax purposes.

If the employee sells the shares within two years from the grant date or one year from the exercise date, then the employee will have compensation income equal to the value of the stock on the date he or she purchased the stock less the purchase price. The employee will also have a capital gain or loss equal to the difference between the sale proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the employee has held the stock for more than one year and otherwise will be short-term. The Company would be entitled to a deduction equal to the compensation income recognized by the employee.

The Board of Directors recommends a vote FOR the approval and adoption of the 2007 ESPP. Proxies solicited by the Board of Directors will be voted FOR the proposal unless stockholders specify to the contrary on their proxy. In the event that stockholder approval is not obtained, the Board intends to consider whether or not it should propose a different plan.

-PROPOSAL 3-

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007. During the 2006 fiscal year, PwC served as the Company’s independent auditors. See “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.” Although the Company is not required to seek stockholder ratification of this selection, the Company has decided to provide its stockholders with the opportunity to do so. If this proposal is not approved by our stockholders at the 2007 Annual Meeting of Stockholders, the Audit Committee will reconsider the selection of PwC. Even if the selection of PwC is ratified, the Audit Committee in its discretion may select a different firm of independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of PwC are expected to be present at the 2007 Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2007. Proxies solicited by the Board of Directors will be voted FOR the proposal unless stockholders specify to the contrary on their proxy.

OTHER ACTION

Management is not aware at this time of any other matters that will be presented for action at the 2007 Annual Meeting of Stockholders, and the deadline under our bylaws for stockholders to notify the Company of any proposals or director nominees has passed. Should any other matters be properly presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the proxy statement and proxy card relating to the 2008 Annual Meeting of Stockholders of the Company and to be presented at such meeting must be received by the Company for inclusion in the proxy statement and proxy card no later than December 18, 2007. In addition, the Company’s bylaws include an advance notice provision that requires stockholders desiring to bring proposals before an annual meeting (which proposals are not to be included in the Company’s proxy statement and thus are submitted outside the processes of Rule 14a-8 under the Exchange Act) to do so in accordance with the terms of such advance notice provision. The advance notice provision requires that, among other things, stockholders give timely written notice to the Secretary of the Company regarding their proposals. To be timely, notices must be delivered to the Secretary at the principal executive office of the Company not less than 60, nor more than 75, days prior to the first anniversary of the date on which the Company mailed its proxy materials for the preceding year’s annual meeting of stockholders. Accordingly, a stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders without inclusion of the proposal in the Company’s proxy materials must provide written notice of such proposal to the Secretary no earlier than February 1, 2008, and no later than February 16, 2008. Proposals received at any other time will not be voted on at the meeting. If a stockholder makes a timely notification, the proxies that management solicits for the meeting may still exercise discretionary voting authority with respect to the stockholder’s proposal under circumstances consistent with the proxy rules of the SEC.

SOLICITATION STATEMENT

The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made primarily by mail, but regular employees of the Company may solicit proxies personally or by telephone, facsimile transmission or telegram. In addition, the Company has engaged D.F. King & Co., Inc. for an approximate fee of $13,000, plus an additional fee based on the number of telephone calls made to stockholders, plus reimbursement of out-of-pocket expenses in order to assist in the solicitation of proxies. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Company will reimburse such parties for their reasonable charges and expenses in connection therewith.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations Department, Thermo Fisher Scientific Inc., 81 Wyman Street, Waltham, Massachusetts 02451, telephone: 781-622-1000. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address or telephone number.

Waltham, Massachusetts
April 16, 2007

APPENDIX A

THERMO FISHER SCIENTIFIC INC.

2007 EMPLOYEES’ STOCK PURCHASE PLAN

1.     Definitions.  As used in this Employees’ Stock Purchase Plan of Thermo Fisher Scientific Inc., the following terms shall have the meanings respectively assigned to them below:

    1.1     Base Compensation means annual or annualized wages and salary, exclusive of overtime, bonuses, contributions to employee benefit plans, or other fringe benefits, sales commissions, moving expense reimbursements or other special payments.

    1.2     Board means the board of directors of the Company.

    1.3     Code means the Internal Revenue Code of 1986, as amended.

    1.4     Company means Thermo Fisher Scientific Inc., a Delaware corporation.

    1.5     Company Stock means the common stock, $1.00 par value, of the Company.

    1.6     Covered Transaction shall have the meaning set forth in Section 8.8 hereof.

    1.7     Eligible Employee means a person who is eligible under the provisions of Section 7 to receive an Option as of a particular Grant Date.

    1.8     Enrollment/Change Agreement means an agreement whereby a Participant authorizes the Company to withhold payroll deductions from his or her Gross Compensation, or requests withdrawal, discontinuation, or a change in the withholding percentage of such payroll deductions, as contemplated by Section 8.9.

    1.9     Exercise Date means a date not more than one year after a Grant Date, as determined by the Board, on which Options must be exercised by Eligible Employees.

    1.10     Grant Date means a date designated by the Board on which Options are to be granted to Eligible Employees.

    1.11     Gross Compensation means Base Compensation plus sales commissions, overtime pay and cash bonuses.

    1.12     Market Value means, as of a particular date, the last sale price of the Company Stock if such stock is reported on a national stock exchange, or if no such price is reported for such date, the average of bid and asked prices of the Company Stock last quoted in the over-the-counter market on such date, or if no bid and asked prices are quoted in the over-the-counter market on such date, the average of the bid and asked prices last quoted in the over-the-counter market before such date.

    1.13     Option means an option to purchase shares of Stock granted under the Plan.

    1.14     Option Shares means shares of Stock purchasable under an Option.

    1.15     Participant means an Eligible Employee to whom an Option is granted and who authorizes the Company to withhold payroll deductions by completing an Enrollment/Change Agreement.

    1.16     Participating Employer means the Company or any Related Corporation which is designated by the Board as a corporation whose Eligible Employees are to receive Options as of a particular Grant Date.

    1.17     Plan means this Employees’ Stock Purchase Plan of the Company, as amended from time to time.

    1.18     Related Corporation means any corporation which is a parent corporation or a subsidiary corporation with respect to the Company, as determined under Section 424(e) and Section 424(f) of the Code.

    1.19     Section 423 means Section 423 of the Code.

2.     Purpose of the Plan.  The Plan is intended to encourage ownership of Company Stock by Eligible Employees and to provide additional incentive for them to promote the success of the business of the Company. It is intended that the Plan shall be an “employee stock purchase plan” within the meaning of Section 423.

3.     Administration of the Plan.  The Plan shall be administered by the Board, which annually shall determine (i) whether to grant Options and, if Options are to be granted, (ii) the Grant Dates and Exercise Dates for such Options and all other terms relating to such Options, including the terms under which Gross Compensation may be withheld to purchase shares of Company Stock under such Options; provided, that the maximum aggregate percentage of each Participant’s Gross Compensation which may be withheld in any calendar year for the purpose of purchasing shares of stock under this Plan and all other employee stock purchase plans (as defined in Section 423) administered by a Related Corporation and in which the Participant may participate shall not exceed ten percent (10%) of the Participant’s Gross Compensation. The Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may appoint a committee, consisting of members of the Board, to administer the Plan and may, in its sole and absolute discretion, delegate any of all of the functions specified herein regarding administration of the Plan to such committee.

4.     Termination and Amendment of Plan.  The Board may terminate or amend the Plan at any time; provided, however, that no amendment, unless approved by the stockholders of the Company as required under Treasury Regulations §1.423-2(c), shall effect any change for which stockholder approval would be required under that regulation, nor shall any termination or amendment adversely affect the rights of a Participant with respect to any Option held by the Participant as of the date of such termination or amendment, without his or her consent. For the avoidance of doubt, Section 8.8, rather than the foregoing sentence, shall apply to Board actions taken in connection with Covered Transactions.

5.     Shares of Stock Subject to the Plan.  No more than an aggregate of two million shares of Company Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan, subject to adjustments made in accordance with Section 8.8. Option Shares may be either shares of Company Stock which are authorized but unissued or shares of Company Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased Option Shares shall become available for other Options granted under the Plan. The Company shall, at all times during which Options are outstanding, reserve and keep available shares of Company Stock sufficient to satisfy such Options, and shall pay all fees and expenses incurred by the Company in connection therewith.

6.	Persons Eligible to Receive Options.

  7.1  If the Board determines to grant Options as of any Grant Date, each employee of the Company or a Participating Employer who (i) is employed on the Grant Date, (ii) is customarily employed by the Company or a Participating Employer more than twenty (20) hours per week and at least five (5) months per calendar year and (iii) will not, after the grant of the Option, own (or be deemed to own after application of the constructive ownership rules of Section 424(d) of the Code) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation shall be entitled to participate in such Option grant as of such Grant Date.

  7.2  For purposes of this Section 7, employment shall include any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety (90) days or other period during which the absent employee’s reemployment rights are guaranteed by statute or contract.

7.     Dates for Granting Options.  Options shall be granted on such date or dates as are designated by the Board.

8.	Terms and Conditions of Options.

  8.1.     General.  All Options granted on a particular Grant Date shall comply with the terms and conditions set forth in Sections 8.3 through 8.12, and all Options granted on a particular Grant Date shall be identical except as to the number of shares of Company Stock purchasable under the Option, which shall be determined in accordance with Section 8.2. Option Shares may only be purchased with accumulated payroll deductions.

  8.2.     Number of Shares.  Except as hereinafter provided, the maximum number of shares of Company Stock that a Participant shall be permitted to purchase under any Option shall be fixed by the Board at the time of grant. In the absence of affirmative action by the Board, the maximum number of shares that may be purchased under any Option shall be the amount of the Participant’s Gross Compensation permitted to be withheld for purchasing Company Stock during the period running from the Grant Date to the Exercise Date, divided by the purchase price determined in accordance with Section 8.3. The number of shares which a Participant is permitted to purchase may be further limited by the amount of payroll deductions actually withheld as of the Exercise Date. Notwithstanding any other provision of the Plan, in no event shall a Participant’s rights to purchase stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations, including this Plan, accrue at a rate which exceeds $25,000 of the Market Value of such stock (determined as of the date(s) of grant of the related option(s)) for each calendar year in which any such option is outstanding at any time. The preceding sentence shall be construed in accordance with Section 423(b)(8) of the Code and Treasury Regulations §1.423-2(i). The Company may reduce or refund Participants’ payroll deductions if the Company determines in its reasonable discretion that there is a material risk that the limits described in this Section 8.2 would otherwise be exceeded.

  8.3.     Purchase Price.  The per-share purchase price of Option Shares shall be ninety-five percent (95%) of the per-share Market Value of the Company Stock as of the Exercise Date. If the Exercise Date shall fall on a Saturday, Sunday or other legal holiday, the applicable Market Value shall be determined as of the trading day immediately preceding such weekend or legal holiday.

  8.4.     Restrictions on Transfer.  Options may not be sold, assigned, transferred, pledged or otherwise encumbered other than by will or under the laws of descent and distribution. An Option may not be exercised by anyone other than the Participant during the lifetime of the Participant. The Board may, in its sole discretion, impose the requirement that Option Shares may not be sold, assigned, pledged, encumbered or otherwise transferred by the Participant for a period of up to one year after the Exercise Date. The Company shall have the right to place a legend on all stock certificates representing Option Shares setting forth the restriction on transferability of such shares, and by exercising an Option the person exercising such Option shall be deemed to have agreed to such restrictions on transferability of Option Shares.

  8.5.     Expiration.  Each Option shall expire at the close of business on the Exercise Date or on such earlier date as may result from the operation of Section 8.6 or Section 8.8.

  8.6.     Termination of Employment of Participant.  If a Participant ceases for any reason, voluntary or involuntary (other than death or retirement), to be continuously employed by the Company or a Related Corporation, his or her Option shall immediately expire and the Participant’s accumulated payroll deductions shall be returned by the Company pursuant to Section 8.12. For purposes of this Section 8.6, a Participant shall be deemed to be employed throughout any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety (90) days or the period during which the Participant’s reemployment rights are guaranteed by statute or by contract. If the Participant does not return to active employment prior to the termination of such period, his or her employment shall be deemed to have ended on the ninety-first (91st) day of such leave of absence. If the employee is employed by a Participating Employer that ceases to be a Related Corporation, or if the employee is transferred to a subsidiary of the Company that is not a Participating Employer, the employee shall be deemed to have terminated employment for the purposes of this Plan as of the date of such divestiture or transfer.

  8.7.     Retirement or Death of Participant.  If a Participant retires, the Participant shall be entitled to withdraw his or her accumulated payroll deductions with interest, if any, pursuant to Section 8.12 or to purchase shares on the Exercise Date to the same extent as the Participant would have been entitled to purchase such shares had he or she continued to be employed by the Company. The number of shares purchasable shall be limited by the amount of the Participant’s accumulated payroll deductions as of the date of his or her retirement. Accumulated payroll deductions shall be applied by the Company toward the purchase of shares unless the Participant withdraws such funds prior to the Exercise Date in accordance with Section 8.10(e). In the event of a Participant’s death, the Participant’s accumulated contributions to the Plan will be returned and processed in the Participant’s final paycheck.

  8.8.     Capital Changes Affecting the Stock; Transactions Involving the Company.  In the event of a stock split, stock dividend or similar change in the Company’s capital structure, the number of shares available to be issued under the Plan, the maximum number of shares purchasable under Options then outstanding, and other Plan and Option terms shall be appropriately adjusted by the Board. In the event of a merger or consolidation involving the Company, a transaction in which the Company becomes a subsidiary of another entity, a sale or other disposition of all or substantially all of the assets of the Company (including a liquidation of the Company) or any other transaction which the Board of Directors determines to be a similar transaction (any of the foregoing, a “Covered Transaction”), the Board may (i) terminate all then outstanding rights to purchase stock under the Program, in which event amounts contributed for the purchase of shares will be refunded as soon as practicable, (ii) modify or adjust the terms of the outstanding Options, (iii) if there is a survivor or acquiror entity, provide for the assumption, modification, or adjustment to the terms of outstanding Options by the survivor or acquiror or an affiliate thereof or for the grant of replacement rights by the survivor or acquiror or an affiliate thereof, in each case on whatever terms the Board may determine, (iv) accelerate the stock purchase date for outstanding rights or (v) provide for any combination of the foregoing.

  8.9.     Payroll Deductions.  Any Eligible Employee who wishes to authorize payroll deductions for the purchase of Option Shares under the Plan, must complete and return to the administrator of the Plan prior to the Grant Date an Enrollment/Change Agreement indicating the total percentage (which shall be a full integer not less than one (1) and not greater than the maximum determined by the Board in accordance with Section 3 hereof) of his or her Gross Compensation which is to be withheld each pay period. After the Grant Date and prior to the Exercise Date, and subject to such reasonable administrative requirements as the Company may impose, the Participant shall be permitted to (a) request a withdrawal of accumulated payroll deductions (only one withdrawal during each option period is permitted, subject to Section 8.10(e)), (b) discontinue payroll deductions, or (c) decrease, but not increase, the percentage of Gross Compensation withheld. A Participant shall make a change contemplated in the foregoing sentence by completing and returning an Enrollment/Change Agreement to the human resources department of the Company. The effective date of such changes shall be subject to reasonable administrative requirements. A Participant who suspends payroll deductions may not recommence payroll deductions at any time prior to the Exercise Date; provided, that the foregoing limitation shall not prevent the suspension or adjustment of payroll deductions to the extent such suspension or adjustment is required by applicable law. If a Participant elects to discontinue his payroll deductions but does not elect to withdraw his funds, funds deducted prior to his election to discontinue will be applied to the purchase of Company Stock on the Exercise Date.

  8.10.     Exercise of Options.  On the Exercise Date the Participant shall be deemed to have exercised his or her Option to purchase the maximum number of Option Shares purchasable by his or her accumulated payroll deductions; provided, that:

       (a)     The number of Option Shares of Company Stock purchasable shall not exceed the number of shares the Participant is entitled to purchase pursuant to Section 8.2.

       (b)     If the total number of Option Shares of Company Stock which all Participants elect to purchase, together with any Option Shares of Company Stock already purchased under the Plan, exceeds the total number of shares of Company Stock which may be purchased under the Plan pursuant to Section 5, the number of shares of Company Stock which each Participant is permitted to purchase shall be proportionately reduced.

       (c)     If the number of Option Shares purchasable by a Participant includes a fraction, such number shall be adjusted to the next smaller whole number and the total purchase price for the Option Shares purchasable by the Participant shall be reduced accordingly.

       (d)     If a Participant is unable to use all of his or her accumulated payroll deductions to purchase Option Shares under Section 8.10(c) hereof because the number of purchasable Option Shares includes a fraction, the remaining balance of the Participant’s accumulated payroll deductions attributable to such fractional shares will be added to the Participant’s future payroll deductions for the next Plan option period unless the Participant does not participate in the Plan for the next Plan option period, in which case such balance will be returned to the Participant. For the avoidance of doubt, Participants may not apply withheld sums to purchase Company Stock in future option periods except to the extent permitted by the foregoing sentence.

       (e)     A Participant may notify the administrator of the Plan prior to an Exercise Date, subject to such reasonable administrative requirements as the Company may impose, by completing and delivering an Enrollment/Change Agreement, that he or she elects not to exercise his or her Option and desires to withdraw all of his or her accumulated payroll deductions withheld under the Plan, as provided in Section 8.9. A Participant may elect this withdrawal at the end of the Plan option period even if he or she has previously received a withdrawal during the Plan option period.

  8.11.     Delivery of Stock.  Within a reasonable time after the Exercise Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the Option Shares purchased by the Participant. Certificates for Option Shares may be issued only in the name of the Participant. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates. If any law or applicable regulation of the Securities and Exchange Commission or other body shall require that the Company or the Participant take any action in connection with the purchase of Option Shares, delivery of the certificate or certificates for such Option Shares shall be postponed until the necessary action shall have been completed. If the Company is required to take such action, such action shall be taken by the Company at its own expense, without unreasonable delay. The Participant shall have no rights as a shareholder in respect of shares for which he or she has not received a certificate.

  8.12.     Return of Accumulated Payroll Deductions.  In the event that a Participant is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, retirement or death or in the event that accumulated payroll deductions exceed the price of Option Shares purchased and are not added to the Participant’s future payroll deductions pursuant to Section 8.10(d) hereof, such amount, shall be returned within a reasonable time by the Company.

  8.13.     Equal Rights and Privileges.  In connection with any grant of Options, all Eligible Employees awarded Options as part of such grant shall have the same rights and privileges with respect thereto, subject only to such differences as may be permissible under Section 423(b)(5) and related regulations.

10.	Miscellaneous

  10.1     Participants Not Stockholders.  Neither the granting of an Option to a Participant nor the deductions from his pay shall constitute such Participant a stockholder of the Company Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

  10.2     Rights Not Transferable.  Rights under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.

  10.3     Application of Funds.  All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

  10.4     Governmental Regulations.  The Company’s obligation to sell and deliver Company Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Company Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

  10.5     Governing Law.  The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

  10.6     Notification upon Sale of Option Shares.  Each Participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of Option Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

APPENDIX B
FORM OF PROXY
THERMO FISHER SCIENTIFIC INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Marijn E. Dekkers and Peter M. Wilver, and each of them, proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Thermo Fisher Scientific Inc. held of record by the undersigned on March 29, 2007, at the Annual Meeting of the Stockholders to be held at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Station, New York, New York, on Tuesday, May 15, 2007, at 2:00 p.m., and at any adjournments thereof, as set forth on the reverse side hereof, and in their discretion upon any other business that may properly come before the meeting.
     The Proxy will be voted as specified, or if no choice is specified, “FOR” the election of the nominee for director, “FOR” proposal 2, “FOR” proposal 3, and as said proxies deem advisable on such other matters as may properly come before the meeting.
VOTE BY INTERNET OR TELEPHONE
(Instructions)

Internet	Telephone

https:// www.voteproxy.com	1-800-PROXIES

- Go to the website address listed above.	- Use any touch-tone telephone.
- Have your proxy card ready.	- Have your proxy card ready.
- Follow the instructions that appear on your computer screen.	- Follow the recorded instructions.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. You need not mail back your proxy card if you have voted by Internet or telephone.

1-800-PROXIES
CALL TOLL-FREE TO VOTE

www.voteproxy.com

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 11:59 P.M. EASTERN TIME ON MAY 14, 2007
(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

Please mark your votes as shown here: [ x ]
The Board of Directors recommends a vote “FOR” the nominee.
1.	Election of Directors.

Nominee: ( )	Marijn E. Dekkers

FOR	[ ]

AGAINST	[ ]

ABSTAIN	[ ]

The Board of Directors recommends a vote “FOR” Proposal 2.
2.	Approval and adoption of the Thermo Fisher Scientific Inc. 2007 Employees’ Stock Purchase Plan.

FOR	[ ]

AGAINST	[ ]

ABSTAIN	[ ]

The Board of Directors recommends a vote “FOR” Proposal 3.
3.	Ratification of Selection of Independent Auditors.

FOR	[ ]

AGAINST	[ ]

ABSTAIN	[ ]

4.	In their discretion on such other matters as may properly come before the meeting.
             The shares represented by this Proxy will be voted “FOR” the nominee, “FOR” Proposal 2 set forth above and “FOR” Proposal 3 set forth above if no instruction to the contrary is indicated or if no instruction is given.

     Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.
     PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)	DATE
(This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)